Exhibit 10.27

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

dated as of October 7, 2004

Among

PDC FUNDING COMPANY, LLC, as Seller,

PATTERSON COMPANIES, INC., as Servicer,

THE CONDUITS PARTY HERETO,

THE FINANCIAL INSTITUTIONS PARTY HERETO,

THE PURCHASER AGENTS PARTY HERETO

and

BANK ONE, NA (MAIN OFFICE CHICAGO),

as Agent

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This Amended and Restated Receivables Purchase Agreement, dated as of October 7, 2004, is by and among PDC Funding Company, LLC, a Minnesota limited liability company (“Seller”), Patterson Companies, Inc., a Minnesota corporation (together with its successors and assigns “PDCo”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), the entities listed on Schedule A to this Agreement under the heading “Financial Institution” (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), the entities listed on Schedule A to this Agreement under the heading “Conduit” (together with any of their respective successors and assigns hereunder, the “Conduits”), the entities listed on Schedule A to this Agreement under the heading “Purchaser Agent” (together with any of their respective successors and assigns hereunder, the “Purchaser Agents”) and Bank One, NA (Main Office Chicago), as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the “Agent”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.

PRELIMINARY STATEMENTS

The Seller Parties, certain Financial Institutions, certain Conduits and the Agent are parties to that certain Receivables Purchase Agreement, dated as of May 10, 2002, as amended by Amendment No. 1 thereto, dated as of May 9, 2003, as further amended by Amendment No. 2 thereto, dated as of September 12, 2003, as further amended by Amendment No. 3 thereto, dated as of April 15, 2004, and as further amended by Amendment No. 4 thereto, dated as of June 30, 2004 (such agreement, as so amended, the “Original Agreement”.

Three Pillars Funding LLC (the “SunTrust Conduit”) desires to become a Conduit party to the Original Agreement, SunTrust Bank (“SunTrust”) desires to become a Financial Institution party to the Original Agreement and SunTrust Capital Markets Inc. desires to become a Purchaser Agent party to the Original Agreement.

The Bank One Conduit desires to assign and transfer an undivided 28.571428571% interest in its, and the SunTrust Conduit desires to acquire an undivided 28.571428571% interest in the Bank One Conduit’s, rights and obligations under the Original Agreement and the other Transaction Documents (including, without limitation, the Capital of the Bank One Conduit’s Purchaser Interests) as set forth herein.

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Each of the parties hereto desires to increase the Purchase Limit under the Original Agreement from $250,000,000 to $350,000,000 and to increase the aggregate amount of Commitments under the Original Agreement from $255,000,000 to $357,000,000.

Seller has transferred and assigned Purchaser Interests pursuant to the Original Agreement, and desires to continue to transfer and assign Purchaser Interests to the Purchasers from time to time.

Each Conduit may, in its absolute and sole discretion, purchase Purchaser Interests from Seller from time to time.

In the event that any Conduit declines to make any purchase, such Conduit’s Related Financial Institution(s) shall, at the request of Seller, purchase the Purchaser Interests that such Conduit declined to purchase from time to time.

Bank One, NA (Main Office Chicago) has been requested and is willing to act as Agent on behalf of the Conduits and the Financial Institutions in accordance with the terms hereof.

The parties hereto now desire to amend and restate the Original Agreement in its entirety to read as set forth herein.

AGREEMENT

Now therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that, subject to satisfaction of the conditions precedent set forth in Section 6.1, the Original Agreement is hereby amended and restated in its entirety to read as follows:

ARTICLE 1)

PURCHASE ARRANGEMENTS

a) Purchase Facility.

i) Upon the terms and subject to the conditions hereof, during the period from the date hereof to but not including the Facility Termination Date, Seller may, at its option, sell and assign Purchaser Interests to the Agent for the benefit of one or more of the Purchasers. In accordance with the terms and conditions set forth herein, each Conduit may, at its option, instruct the Agent to

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purchase on behalf of such Conduit, or if any Conduit shall decline to purchase, the Agent shall purchase, on behalf of such declining Conduit’s Related Financial Institutions, Purchaser Interests from time to time in an aggregate amount not to exceed at such time (i) in the case of each Conduit, its Conduit Purchase Limit and (ii) in the aggregate, the lesser of (A) the Purchase Limit and (B) the aggregate amount of the Commitments.

ii) Seller may, upon at least 10 Business Days’ prior notice to the Agent and each Purchaser Agent, terminate in whole or reduce in part, ratably among the Financial Institutions, the unused portion of the Purchase Limit; provided that (i) each partial reduction of the Purchase Limit shall be in an amount equal to $5,000,000 or an integral multiple thereof and (ii) the aggregate of the Conduit Purchase Limits for all of the Conduits shall also be terminated in whole or reduced in part, ratably among the Conduits, by an amount equal to such termination or reduction in the Purchase Limit.

b) Increases.

Seller shall provide the Agent and each Purchaser Agent with at least two Business Days’ prior notice in a form set forth as Exhibit II hereto of each Incremental Purchase (a “Purchase Notice”). Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set forth below, shall be irrevocable, shall specify the requested Purchase Price (which shall not be less than $10,000,000 and in additional increments of $100,000) and date of purchase (which, in the case of any Incremental Purchase (after the initial Incremental Purchase hereunder), shall only be on a Settlement Date) and, in the case of an Incremental Purchase to be funded by any of the Financial Institutions, the requested Discount Rate and Tranche Period and shall be accompanied by a current listing of all Receivables (including any Receivables to be purchased by Seller under the Receivables Sale Agreement on the date of purchase specified in such Purchase Notice). Following receipt of a Purchase Notice, the Agent will promptly notify the Bank One Conduit of such Purchase Notice, each Purchaser Agent will promptly notify the Conduit in such Purchaser Agent’s Purchaser Group of such Purchase Notice and the Agent and each Purchaser Agent will identify the Conduits that agree to make the purchase. If any Conduit declines to make a proposed purchase, Seller may cancel the Purchase Notice or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest, which such Conduit has declined to purchase, will be made by such declining Conduit’s Related Financial Institution(s) in accordance with the rest of this

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Section 1.2. If the proposed Incremental Purchase or any portion thereof is to be made by any of the Financial Institutions, the Agent shall send notice of the proposed Incremental Purchase to the Bank One Conduit’s Related Financial Institution and/or the applicable Purchaser Agent shall send notice of the proposed Incremental Purchase to the Related Financial Institutions in such Purchaser Agent’s Purchaser Group, as applicable, in each case concurrently by telecopier, telex or cable specifying (i) the date of such Incremental Purchase, which date must be at least one Business Day after such notice is received by the applicable Financial Institutions, (ii) each Financial Institution’s Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests of the Financial Institutions in such Financial Institution’s Purchaser Group are then purchasing and (iii) the requested Discount Rate and the requested Tranche Period. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI and the conditions set forth in this Section 1.2, the Conduits and/or the Financial Institutions, as applicable, shall deposit to the Facility Account, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of a Conduit that has agreed to make such Incremental Purchase, such Conduit’s Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests of such Incremental Purchase or (ii) in the case of a Financial Institution, such Financial Institution’s Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions in such Financial Institution’s Purchaser Group are then purchasing. Each Financial Institution’s Commitment hereunder shall be limited to purchasing Purchaser Interests that the Conduit in such Financial Institution’s Purchaser Group has declined to purchase. Each Financial Institution’s obligation shall be several, such that the failure of any Financial Institution to make available to Seller any funds in connection with any purchase shall not relieve any other Financial Institution of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Financial Institution shall be responsible for the failure of any other Financial Institution to make funds available in connection with any purchase.

c) [Intentionally Omitted].

d) Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement or any other Transaction Document shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a

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Purchaser they shall be paid to the Agent, for the account of such Purchaser, at 1 Bank One Plaza, Chicago, Illinois 60670 until otherwise notified by the Agent, and to the extent the Agent receives such payments for the account of any Purchaser, the Agent shall use commercially reasonable efforts to promptly remit the appropriate amount of such payments to such Purchaser or Purchasers. Upon notice to Seller, the Agent (on behalf of itself and/or any Purchaser) may debit the Facility Account for all amounts due and payable hereunder. All computations of Financial Institution Yield, per annum fees or discount calculated as part of any CP Costs, per annum fees hereunder and per annum fees under any Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder or under any other Transaction Document shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

ARTICLE 2)

PAYMENTS AND COLLECTIONS

A.Payments. Notwithstanding any limitation on recourse contained in this Agreement, Seller shall immediately pay to the Agent when due, for the account of the Agent or relevant Purchaser or Purchasers on a full recourse basis, (i) such fees as set forth in each Fee Letter (which fees collectively shall be sufficient to pay all fees owing to the Financial Institutions), (ii) all amounts payable as CP Costs, (iii) all amounts payable as Financial Institution Yield, (iv) all amounts payable as Deemed Collections (which shall be immediately due and payable by Seller and applied to reduce outstanding Aggregate Capital hereunder in accordance with Sections 2.2 and 2.3 hereof), (v) all amounts required pursuant to Section 2.5 or 2.6, (vi) all amounts payable pursuant to Article X, if any, (vii) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, (viii) all Broken Funding Costs, (ix) all Hedging Obligations and (x) all Default Fees (collectively, the “Obligations”). If any Person fails to pay any of the Obligations when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or any Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to the Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers and the Agent.

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B. Collections Prior to Amortization.

2.2.1. Collections Generally. On any day prior to the Amortization Date that the Servicer receives any Collections and/or Deemed Collections, such Collections and/or Deemed Collections shall be set aside and held in trust by the Servicer for the benefit of the Agent and the Purchasers in the Collection Accounts in the manner set forth in Sections 7.1(j) and 8.2. Prior to the Amortization Date, all such amounts shall be applied as set forth in this Section 2.2. The Servicer shall, on each Settlement Date, determine the portion of Collections set aside in accordance with the first sentence of this Section 2.2 during the related Settlement Period which constitute Principal Collections and the portion of such Collections which constitute Finance Charge Collections. On each Settlement Date, the Servicer shall remit the Principal Collections set aside pursuant to this subsection (a) to an account designated by the Agent (the “Agent’s Account”) to be distributed in accordance with subsection (b) below and the Servicer shall remit the Finance Charge Collections set aside pursuant to this subsection (a) to the Agent’s Account to be distributed in accordance with subsection (c) below.

(b) Application of Principal Collections. On each Settlement Date, the Agent will apply the Principal Collections deposited to the Agent’s Account pursuant to Section 2.2(a) to make the following distributions in the following amounts and order of priority:

first, to each Terminating Financial Institution, an amount equal to such Terminating Financial Institution’s Termination Percentage of such Principal Collections for the ratable reduction of the Capital of each such Terminating Financial Institution, and second, if any Purchase Notice shall have been delivered in accordance with Section 1.2, to Seller to fund the Purchase Price of the Incremental Purchase to be made on such date; otherwise, to the Agent for the account of the Purchasers (other than any Terminating Financial Institution) as a further reduction of Aggregate Capital.

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(c) Application of Finance Charge Collections. On each Settlement Date, the Agent will apply the Finance Charge Collections deposited to the Agent’s Account pursuant to Section 2.2(a), together with the applicable Hedge Floating Amount, if any, paid to the Servicer by each Hedge Provider pursuant to the applicable Hedging Agreement and any net income from Permitted Investments deposited to the Agent’s Account pursuant to Section 2.8, to make the following distributions in the following amounts and order of priority:

first, if the Hedging Agreements shall be in effect, to each Hedge Provider, the applicable Hedge Fixed Amount, if any, due to such Hedge Provider pursuant to the applicable Hedging Agreement as of such Settlement Date, second, to the reimbursement of the Agent’s, each Purchaser’s and each Purchaser Agent’s costs of collection and enforcement of this Agreement,

third, to the Agent for the account of the Purchasers, all accrued and unpaid fees under any Fee Letter and all accrued and unpaid CP Costs and Financial Institution Yield, including any accrued CP Costs and Financial Institution Yield in respect of Capital reduced pursuant to clause second of subsection (b) above, together with any Broken Funding Costs, fourth, if the Servicer is not then Seller or an Affiliate of Seller, to the Servicer in payment of the Servicing Fee,

fifth, to the Agent as a reduction of Aggregate Capital an amount necessary to pay in full the Outstanding Balance of any Receivables that became Defaulted Receivables during the related Settlement Period and Receivables that became Defaulted Receivables during any prior Settlement Period that have not previously been the subject of payment hereunder, sixth, if Seller or an Affiliate of Seller is then acting as Servicer, to the Servicer in payment of the Servicing Fee,

seventh, to the applicable Persons, for the ratable payment in full of all other unpaid Obligations, and

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eighth, the balance, if any, (i) to the Agent for deposit to the Second-Tier Account if the conditions of Section 7.3 requiring that the Hedging Agreements be in effect have occurred, but the Hedging Agreements are not then in effect (such amount to be set aside and held in trust for application in accordance with this Section 2.2(c) on the next occurring Settlement Date) and (ii) otherwise, to the Seller.

(d) Each Terminating Financial Institution shall be allocated a ratable portion of Collections from the Liquidity Termination Date that such Terminating Financial Institution did not consent to extend (as to such Terminating Financial Institution, the “Termination Date”), until, with respect to a Terminating Financial Institution, such Terminating Financial Institution’s Capital, if any, shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such Terminating Financial Institution outstanding on its Termination Date, divided by (ii) the Aggregate Capital outstanding on such Termination Date (the “Termination Percentage”). Each Terminating Financial Institution’s Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution’s Capital shall be reduced ratably with all Financial Institutions in accordance with Section 2.3.

2.3. Collections Following Amortization. On the Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust for the benefit of the Agent and the Purchasers, in the Collection Accounts in the manner set forth in Sections 7.1(j) and 8.2, all Collections and/or Deemed Collections received on such day and any additional amount for the payment of any Aggregate Unpaids owed by Seller and not previously paid by Seller in accordance with Section 2.1. On and after the Amortization Date, the Servicer shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Agent (i) remit to the Agent’s Account the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts at the Agent’s direction to reduce the Aggregate Capital and any other Aggregate Unpaids. If there shall be insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts, the Servicer shall distribute funds:

first, if the Hedging Agreements shall be in effect, the applicable Hedge Fixed Amount, if any due to each Hedge Provider pursuant to the applicable Hedging Agreement as of such Settlement Date,

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second, to the reimbursement of the Agent’s, each Purchaser’s and each Purchaser Agent’s costs of collection and enforcement of this Agreement,

third, ratably to the payment of all accrued and unpaid fees under any Fee Letter and all accrued and unpaid CP Costs and Financial Institution Yield,

fourth, to the payment of the Servicer’s reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables, including the Servicing Fee, if Seller, or one of its Affiliates is not then acting as the Servicer, fifth, for the ratable payment of all other unpaid Obligations, provided that to the extent such Obligations relate to the payment of Servicer costs and expenses, including the Servicing Fee, when Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, sixth, to the ratable reduction of Aggregate Capital to zero,

seventh, to the ratable payment in full of all other Aggregate Unpaids, and eighth, after the Aggregate Unpaids have been indefeasibly reduced to zero and this Agreement has terminated in accordance with its terms, any remaining Collections shall be remitted to Seller.

2.4. Ratable Payments. Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Sections 2.2 and 2.3 above, shall be shared ratably (within each priority) among the Agent, the Purchaser Agents and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

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2.5. Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such rescission, return or refund), the full amount thereof, plus the Default Fee from the date of any such rescission, return or refunding.

2.6. Maximum Purchaser Interests. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, Seller shall pay to the Purchasers within one (1) Business Day an amount to be applied to reduce the Aggregate Capital (allocated ratably based on the ratio of each Purchaser’s Capital at such time to the Aggregate Capital at such time), such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.

2.7. Clean Up Call. In addition to Seller’s rights pursuant to Section 1.3, Seller shall have the right (after providing written notice to the Agent and each Purchaser Agent in accordance with the Required Notice Period), at any time following the reduction of the Aggregate Capital to a level that is less than 10.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser, any Purchaser Agent or the Agent.

2.8. Investment of Collections in Second-Tier Account. All amounts from time to time held in, deposited in or credited to, the Second-Tier Account shall be invested by the Servicer (as agent for the Agent) in Permitted Investments selected in writing by the Servicer. All such investments shall at all times be held by or on behalf of the Agent for the benefit of the Purchasers and the Hedge Providers (if any), provided, that neither the Agent, any Purchaser nor the Hedge Providers shall be held liable in any way by reason of any loss arising from

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the investment of amounts on deposit in the Second-Tier Account in Permitted Investments. All income or other gain from investment of monies deposited in or credited to the Second-Tier Account shall be deposited in or credited to the Second-Tier Account immediately upon receipt, and any loss resulting from such investment shall be charged thereto. Any net income from such investments shall be transferred to the Agent’s Account on a monthly basis on the Business Day preceding each Settlement Date to be applied in accordance with Section 2.2. Except as permitted in writing by the Agent, funds on deposit in the Second-Tier Account shall be invested in Permitted Investments that will mature no later than the Business Day immediately preceding the next Settlement Date. No Permitted Investment shall be sold or otherwise disposed of prior to its scheduled maturity date unless a default occurs with respect to such Permitted Investment and the Agent directs the Servicer in writing to dispose of such Permitted Investment.

2.9. PDCo Advances. If, on any Settlement Date occurring when the Hedging Agreements are required to be in effect pursuant to Section 7.3 but such Hedging Agreements are not in full force and effect, Finance Charge Collections are insufficient to pay the amounts set forth in clauses second and third of Section 2.2(c), PDCo shall advance, by payment to the Agent for the account of the Purchasers, an amount equal to the lesser of (a) such shortfall and (b) the product of (i) 5% minus Excess Spread (to the extent that Excess Spread is less than 5% but greater than zero) and (ii) the aggregate Outstanding Balance of all Receivables. The obligations of PDCo under the preceding sentence shall be absolute and irrevocable, and shall not be affected by any termination of PDCo as Servicer pursuant to Section 8.1 or by any other event.

ARTICLE 3)

CONDUIT FUNDING

CP Costs. Seller shall pay CP Costs with respect to the Capital associated with each Purchaser Interest of the Conduits for each day that any Capital in respect of any such Purchaser Interest is outstanding.

CP Costs Payments. On each Settlement Date, Seller shall pay to the Agent (for the benefit of the Conduits) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of the Conduits for the related Settlement Period in accordance with Article II.

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Calculation of CP Costs. On the third Business Day immediately preceding each Settlement Date, each Conduit shall calculate the aggregate amount of its Conduit Costs for the related Settlement Period and shall notify Seller of such aggregate amount.

ARTICLE 4)

FINANCIAL INSTITUTION FUNDING

Financial Institution Funding. Each Purchaser Interest of the Financial Institutions shall accrue Financial Institution Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Agent and the applicable Purchaser Agent(s) of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate. If any Purchaser Interest of any Conduit is assigned or transferred to, or funded by, any Funding Source of such Conduit pursuant to any Funding Agreement or to or by any other Person, each such Purchaser Interest so assigned, transferred or funded shall each be deemed to have a new Tranche Period commencing on the date of any such assignment, transfer or funding, and shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof as if each such Purchaser Interest was held by a Financial Institution. With respect to each such Purchaser Interest, the assignee or transferee thereof, or the lender with respect thereto, shall be deemed to be a Financial Institution in the applicable Conduit’s Purchaser Group solely for the purposes of Sections 4.1, 4.2, 4.3, 4.4 and 4.5 hereof.

Financial Institution Yield Payments. On the Settlement Date for each Purchaser Interest of the Financial Institutions, Seller shall pay to the Agent (for the benefit of the Financial Institutions) an aggregate amount equal to all accrued and unpaid Financial Institution Yield for the entire Tranche Period of each such Purchaser Interest in accordance with Article II. On the third Business Day immediately preceding the Settlement Date for each Purchaser Interest of the Financial Institutions, each Financial Institution shall calculate the aggregate amount of accrued and unpaid Financial Institution Yield for the entire Tranche Period of each Purchaser Interest funded by such Financial Institution and shall notify Seller of such aggregate amount.

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Selection and Continuation of Tranche Periods.

With consultation from (and approval by) the Agent, the applicable Financial Institution and, if applicable, the Purchaser Agent in such Financial Institution’s Purchaser Group, Seller shall from time to time request Tranche Periods for the Purchaser Interests of any of the Financial Institutions, provided that, if at any time any of the Financial Institutions shall have a Purchaser Interest, Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.

Seller or the applicable Financial Institution, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the “Terminating Tranche”) for any Purchaser Interest, may, effective on the last day of the Terminating Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests by subdividing the associated Capital for such Purchaser Interest into smaller amounts of Capital, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche by combining the associated Capital for such Purchaser Interests or (iii) combine any such Purchaser Interest with a new Purchaser Interests to be purchased on the day such Terminating Tranche ends by combining the associated Capital for such Purchaser Interests, provided, that in no event may a Purchaser Interest of any Purchaser be combined with a Purchaser Interest of any other Purchaser.

Financial Institution Discount Rates. Seller may select the LIBO Rate or the Prime Rate for each Purchaser Interest of any of the Financial Institutions. Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give each Financial Institution (or Funding Source) irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the applicable Financial Institution (or Funding Source) of another Discount

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Rate, the initial Discount Rate for any Purchaser Interest transferred to any of the Financial Institutions pursuant to the terms and conditions hereof (or assigned or transferred to, or funded by, any Funding Source pursuant to any Funding Agreement or to or by any other Person) shall be the Prime Rate.

Suspension of the LIBO Rate. If any Financial Institution notifies the Agent or its Purchaser Agent, as applicable, that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution’s Purchaser Group at the LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at the LIBO Rate are not available or (ii) the LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at the LIBO Rate, then the Agent or such Purchaser Agent, as applicable, shall suspend the availability of the LIBO Rate for the Financial Institutions in such Financial Institution’s Purchaser Group and require Seller to select the Prime Rate for any Purchaser Interest funding by the Financial Institutions in such Financial Institution’s Purchaser Group accruing Financial Institution Yield at the LIBO Rate.

Extension of Liquidity Termination Date.

Seller may request one or more 364-day extensions of the Liquidity Termination Date then in effect by giving written notice of such request to the Agent (each such notice, an “Extension Notice”) at least 60 days prior to the Liquidity Termination Date then in effect. After the Agent’s receipt of any Extension Notice, the Agent shall promptly notify each Purchaser Agent of such Extension Notice. After the Agent’s and each Purchaser Agent’s receipt of any Extension Notice, the Agent shall promptly notify the Financial Institutions in the Bank One Conduit’s Purchaser Group of such Extension Notice and each Purchaser Agent shall promptly notify the Financial Institutions in such Purchaser Agent’s Purchaser Group of such Extension Notice. Each Financial Institution may, in its sole discretion, by a revocable notice (a “Consent Notice”) given to the Agent and, if applicable, the Purchaser Agent in such Financial Institution’s Purchaser Group on or prior to the 30th day prior to the Liquidity Termination Date then in effect (such period from the date of the Extension Notice to such 30th day being referred to herein as the “Consent Period”), consent to such extension of such Liquidity Termination Date; provided, however, that, except as provided in Section 4.6(b), such extension shall

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not be effective with respect to any of the Financial Institutions if any one or more Financial Institutions: (i) notifies the Agent and, if applicable, the Purchaser Agent in such Financial Institution’s Purchaser Group during the Consent Period that such Financial Institution either does not wish to consent to such extension or wishes to revoke its prior Consent Notice or (ii) fails to respond to the Agent and, if applicable, the Purchaser Agent in such Financial Institution’s Purchaser Group within the Consent Period (each Financial Institution that does not wish to consent to such extension or wishes to revoke its prior Consent Notice of fails to respond to the Agent and, if applicable, such Purchaser Agent within the Consent Period is herein referred to as a “Non-Renewing Financial Institution”). If none of the events described in the foregoing clauses (i) or (ii) occurs during the Consent Period and all Consent Notices have been received, then, the Liquidity Termination Date shall be irrevocably extended until the date that is 364 days after the Liquidity Termination Date then in effect. The Agent shall promptly notify Seller of any Consent Notice or other notice received by the Agent pursuant to this Section 4.6(a).

Upon receipt of notice from the Agent or, if applicable, a Purchaser Agent, pursuant to Section 4.6(a) of any Non-Renewing Financial Institution or that the Liquidity Termination Date has not been extended, one or more of the Financial Institutions (including any Non-Renewing Financial Institution) may proffer to the Agent, the Conduit in such Non-Renewing Financial Institution’s Purchaser Group and, if applicable, the Purchaser Agent in such Non-Renewing Financial Institution’s Purchaser Group the names of one or more institutions meeting the criteria set forth in Section 12.1(b)(i) that are willing to accept assignments of and assume the rights and obligations under this Agreement and the other applicable Transaction Documents of the Non-Renewing Financial Institution. Provided the proffered name(s) are acceptable to the Agent, the Conduit in such Non-Renewing Financial Institution’s Purchaser Group and, if applicable, the Purchaser Agent in such Non-Renewing Financial Institution’s Purchaser Group, the Agent shall notify each Purchaser Agent and the remaining Financial Institutions in the Bank One Conduit’s Purchaser Group of such fact and each Purchaser Agent shall notify the remaining Financial Institutions in such Purchaser Agent’s Purchaser Group of such fact, and the then existing Liquidity Termination Date shall be extended for an additional 364 days upon satisfaction of the conditions for an assignment in accordance with Section 12.1, and the Commitment of each Non-Renewing Financial Institution shall be reduced to zero. If the rights and obligations under this Agreement and the other applicable Transaction Documents of each Non-Renewing Financial Institution are not assigned as contemplated by this Section 4.6(b) (each

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such Non-Renewing Financial Institution whose rights and obligations under this Agreement and the other applicable Transaction Documents are not so assigned is herein referred to as a “Terminating Financial Institution”) and at least one Financial Institution is not a Non-Renewing Financial Institution, the then existing Liquidity Termination Date shall be extended for an additional 364 days; provided, however, that (i) the Purchase Limit shall be reduced on the Termination Date applicable to each Terminating Financial Institution by an aggregate amount equal to the Terminating Commitment Availability as of such date of each Terminating Financial Institution and shall thereafter continue to be reduced by amounts equal to any reduction in the Capital of any Terminating Financial Institution (after application of Collections pursuant to Sections 2.2 and 2.3), (ii) the Conduit Purchase Limit of each Conduit shall be reduced by the aggregate amount of the Terminating Commitment Amount of each Terminating Financial Institution in such Conduit’s Purchaser Group and (iii) the Commitment of each Terminating Financial Institution shall be reduced to zero on the Termination Date applicable to such Terminating Financial Institution. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Section 2.2 and 2.3), all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a “Financial Institution”; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.

Any requested extension of the Liquidity Termination Date may be approved or disapproved by a Financial Institution in its sole discretion. In the event that the Commitments are not extended in accordance with the provisions of this Section 4.6, the Commitment of each Financial Institution shall be reduced to zero on the Liquidity Termination Date. Upon reduction to zero of the Commitment of a Financial Institution and upon reduction to zero of the Capital of all Purchaser Interests of such Financial Institution, all rights and obligations of such Financial Institution hereunder shall be terminated and such Financial Institution shall no longer be a “Financial Institution”; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Financial Institution prior to its termination as a Financial Institution.

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ARTICLE 5)

REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Seller Parties. Each Seller Party hereby represents and warrants to the Agent, the Purchaser Agents and the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase that:

Existence and Power. Such Seller Party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its state of organization. Such Seller Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power, corporate or otherwise, and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or to have and hold such governmental licenses, authorization, consents and approvals could not reasonably be expected to have a Material Adverse Effect.

Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller’s use of the proceeds of purchases made hereunder, are within its powers and authority, corporate or otherwise, and have been duly authorized by all necessary action, corporate or otherwise, on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

No Conflict. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or organization, by-laws or limited liability company agreement (or equivalent governing documents), (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

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Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Seller Party’s knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.

Binding Effect. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Accuracy of Information. All information heretofore furnished by such Seller Party or any of its Affiliates to the Agent, the Purchaser Agents or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Agent, the Purchaser Agents or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

Use of Proceeds. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

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Good Title. Immediately prior to each purchase hereunder, Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s ownership interest in each Receivable, its Collections and the Related Security.

Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent’s (on behalf of the Purchasers) ownership or security interest in the Receivables, the Related Security and the Collections.

Jurisdiction of Organization; Places of Business and Locations of Records. The principal places of business, jurisdiction of organization and chief executive office of such Seller Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which the Agent and each Purchaser Agent have been notified in accordance with Section 7.2(a) in jurisdictions where all action required by Section 7.1(h) and/or Section 14.4(a) has been taken and completed. Such Seller party’s organizational number assigned to it by its jurisdiction of organization and such Seller Party’s Federal Employer Identification Number are correctly set forth on Exhibit III. Except as set forth on Exhibit III, such Seller Party has not, within a period of one year prior to the date hereof, (i) changed the location of its principal place of business or chief executive office or its organizational structure, (ii) changed its legal name, (iii) become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC in effect in the State of Minnesota) or (iv) changed its jurisdiction of organization. Seller is a Minnesota limited liability company and is a “registered organization” (within the meaning of Section 9-102 of the UCC in effect in the State of Minnesota).

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Collections. The conditions and requirements set forth in Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts at each Collection Bank and the post office box number of each Lock-Box or P.O. Box, are listed on Exhibit IV or have been provided to the Agent and each Purchaser Agent in a written notice that complies with Section 7.2(b). Seller has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control or “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box, P.O. Box or Collection Account, or the right to take dominion and control or “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box, P.O. Box or Collection Account at a future time or upon the occurrence of a future event. Each Seller Party has taken all steps necessary to ensure that the Agent has “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over all Collection Accounts. Such Seller Party has the ability to identify, within one Business Day of deposit, all amounts that are deposited to any First Tier Account as constituting Collections or non-Collections. No funds other than the proceeds of Receivables are deposited to the Second-Tier Account.

Material Adverse Effect. (i) The initial Servicer represents and warrants that since January 26, 2002, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries or the ability of the initial Servicer to perform its obligations under this Agreement, and (ii) Seller represents and warrants that since May 10, 2002, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller, (B) the ability of Seller to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

Names. In the past five (5) years, Seller has not used any corporate or other names, trade names or assumed names other than the name in which it has executed this Agreement.

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Ownership of Seller. PDCo owns, directly or indirectly, 100% of the issued and outstanding membership units of Seller, free and clear of any Adverse Claim. Such membership units are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Seller.

Not a Holding Company or an Investment Company. Such Seller Party is not a “holding company” or a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not and, after giving effect to the transactions contemplated hereby, will not be required to be registered as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

Compliance with Law. Such Seller Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Averse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation.

Compliance with Credit and Collection Policy. Such Seller Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Agent and each Purchaser Agent have been notified in accordance with Section 7.1(a)(vii).

Payments to Originators. With respect to each Receivable transferred to Seller under the Receivables Sale Agreement, Seller has given reasonably equivalent value to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Federal Bankruptcy Code.

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Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Eligible Receivables. Each Receivable included in the Net Receivables Balance as an Eligible Receivable was an Eligible Receivable on the date of its purchase under the Receivables Sale Agreement.

Net Receivables Balance. Seller has determined that, immediately after giving effect to each purchase under the Original Agreement and each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Credit Enhancement.

Accounting. The manner in which such Seller Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the true sale analysis.

Financial Institution Representations and Warranties. Each Financial Institution hereby represents and warrants to the Agent and to the Conduit and the Purchaser Agent in such Financial Institution’s Purchaser Group that:

Existence and Power. Such Financial Institution is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

No Conflict. The execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment,

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award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder, except that which has already been received.

Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

ARTICLE 6)

CONDITIONS OF PURCHASES

Conditions Precedent to Initial Incremental Purchase. The initial Incremental Purchase of a Purchaser Interest under this Agreement is subject to the conditions precedent that i) the Agent and each Purchaser Agent shall have received on or before the date of such purchase those documents listed on Schedule B, ii) the Agent, each Purchaser Agent and each Purchaser shall have received all fees and expenses required to be paid on or prior to such date pursuant to the terms of this Agreement and/or any Fee Letter, (c) Seller shall have marked its books and records with a legend satisfactory to the Agent identifying the Agent’s interest therein, (d) the Agent and each Purchaser Agent shall have completed to its satisfaction a due diligence review of each Originator’s and Seller’s billing, collection and reporting systems and other items related to the Receivables and (e) each of the Purchasers shall have received the approval of its credit committee of the transactions contemplated hereby.

Conditions Precedent to All Purchases. Each purchase of a Purchaser Interest shall be subject to the further conditions precedent that i) in the

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case of each such purchase: (1) the Servicer shall have delivered to the Agent and each Purchaser Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent and each Purchaser Agent, all Monthly Reports as and when due under Section 8.5 and (2) upon the Agent’s or any Purchaser Agent’s request, the Servicer shall have delivered to the Agent and each Purchaser Agent at least three (3) days prior to such purchase an interim Monthly Report showing the amount of Eligible Receivables; ii) the Facility Termination Date shall not have occurred; (c) the Agent and each Purchaser Agent shall have received a duly executed Purchase Notice and such other approvals, opinions or documents as the Agent or any Purchaser Agent may reasonably request, (d) if required to be in effect pursuant to Section 7.3, the Hedging Agreements shall be in full force and effect and (e) on the date of each such Incremental Purchase, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase shall be deemed a representation and warranty by Seller that such statements are then true):

(i) the representations and warranties set forth in Section 5.1 are true and correct on and as of the date of such Incremental Purchase as though made on and as of such date;

(ii) no event has occurred and is continuing, or would result from such Incremental Purchase, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase, that would constitute a Potential Amortization Event; and

(iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%.

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ARTICLE 7)

COVENANTS

Affirmative Covenants of The Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

Financial Reporting. Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent and each Purchaser Agent:

Annual Reporting. Within 90 days after the close of each of its respective fiscal years, (x) audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for PDCo and its consolidated Subsidiaries for such fiscal year certified in a manner acceptable to the Agent by independent public accountants acceptable to the Agent and (y) unaudited balance sheets of Seller as at the close of such fiscal year and statements of income and retained earnings and a statement of cash flows for Seller for such fiscal year, all certified by its chief financial officer. Delivery within the time period specified above of PDCo’s annual report on Form 10-K for such fiscal year (together with PDCo’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934, as amended) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of clause (x) of this Section 7.1(a)(i), provided that the report of the independent public accountants contained therein is acceptable to the Agent.

Quarterly Reporting. Within 45 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, unaudited balance sheets of PDCo as at the close of each such period and statements of income and retained earnings and a statement of cash flows for PDCo for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer. Delivery within the time period specified above of copies of PDCo’s quarterly report Form 10-Q for such fiscal quarter prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the foregoing requirements of this Section 7.1(a)(ii).

Compliance Certificate. Together with the financial statements required hereunder, a

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compliance certificate in substantially the form of Exhibit V signed by such Seller Party’s Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements so furnished.

S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which PDCo, any Originator or any of their respective Subsidiaries files with the Securities and Exchange Commission.

Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent, any Purchaser Agent (so long as the Agent is copied on such communication) or any Purchaser (so long as each other Purchaser is copied on such communication), copies of the same.

Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent’s and each Purchaser Agent’s consent thereto.

Sale Assignments. Promptly upon its receipt of any Sale Assignment under and as defined in the Receivables Sale Agreement, copies of the same.

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Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Agent or any Purchaser Agent may from time to time reasonably request in order to protect the interests of the Agent and the Purchasers under or as contemplated by this Agreement.

Notices. Such Seller Party will notify the Agent and each Purchaser Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

Judgment and Proceedings. (a) (1) The entry of any judgment or decree against the Servicer or any of its respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Servicer and its Subsidiaries exceeds $1,000,000 and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against the Servicer that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller.

Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

Termination Date. The occurrence of the “Termination Date” under and as defined in the Receivables Sale Agreement.

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Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement pursuant to which such Seller Party is a debtor or an obligor.

Downgrade of PDCo or any Originator. Any downgrade in the rating of any Indebtedness of PDCo or any Originator by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

Compliance with Laws and Preservation of Existence. Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain any such rights, franchises or privileges or to so qualify could not reasonably be expected to have a Material Adverse Effect.

Audits. Such Seller Party will furnish to the Agent and each Purchaser Agent from time to time such information with respect to it and the Receivables as the Agent or any Purchaser Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Agent or any Purchaser Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Agent or any Purchaser Agent or any of their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Receivables and the Related Security or any Person’s performance under any of the Transaction Documents or any Person’s performance under the Contracts and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters. Without

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limiting the foregoing, such Seller Party will, annually and prior to any Financial Institution renewing its Commitment hereunder, during regular business hours as requested by the Agent or any Purchaser Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Agent or any Purchaser Agent or any of their respective agents or representatives, to conduct a follow-up audit.

Keeping and Marking of Records and Books.

The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

Such Seller Party will (A) on or prior to May 10, 2002, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Agent, describing the Purchaser Interests and (B) upon the request of the Agent (x) mark each Contract with a legend describing the Purchaser Interests and (y) deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

Compliance with Contracts and Credit and Collection Policy. Such Seller Party will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

Performance and Enforcement of Receivables Sale Agreement. Seller will, and will require each Originator to, perform each of their

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respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

Ownership. Seller will take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent and the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent’s (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Purchasers as the Agent may reasonably request).

Purchasers’ Reliance. Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller’s identity as a legal entity that is separate from each Patterson Entity and their respective Affiliates. Therefore, from and after May 10, 2002, Seller will take all reasonable steps, including, without limitation, all steps that the Agent, any Purchaser Agent or any Purchaser may from time to time reasonably request, to

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maintain Seller’s identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of each Patterson Entity and any Affiliates thereof and not just a division of any Patterson Entity. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:

(A) conduct its own business in its own name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of any Patterson Entity (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Seller’s employees);

(B) compensate all employees, consultants and agents directly, from Seller’s own funds, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of any Patterson Entity or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Seller and such Patterson Entity or such Affiliate, as applicable on a basis that reflects the services rendered to Seller and such Patterson Entity or such Affiliate, as applicable;

(C) clearly identify its offices (by signage or otherwise) as its offices and, if such office is located in the offices of any Patterson Entity or an Affiliate thereof, Seller will lease such office at a fair market rent;

(D) have a separate telephone number, which will be answered only in its name and separate stationery, invoices and checks in its own name;

(E) conduct all transactions with each Patterson Entity and the Servicer and their respective Affiliates strictly on an arm’s-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Seller and any Patterson Entity or any Affiliate thereof on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

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(F) at all times have a Board of Governors consisting of three members, at least one member of which is an Independent Governor;

(G) observe all limited liability company formalities as a distinct entity, and ensure that all limited liability company actions relating to (1) the selection, maintenance or replacement of the Independent Governor, (2) the dissolution or liquidation of Seller or (3) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Governors (including the Independent Governor);

(H) maintain Seller’s books and records separate from those of each Patterson Entity and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any Patterson Entity and any Affiliate thereof;

(I) prepare its financial statements separately from those of each Patterson Entity and insure that any consolidated financial statements of any Patterson Entity or any Affiliate thereof that include Seller, including any that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Seller is a separate legal entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;

(J) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of any Patterson Entity or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Seller alone (or the Servicer in the performance of its duties hereunder) is the account party and from which Seller alone (or the Servicer in the performance of its duties hereunder or the Agent hereunder) has the power to make withdrawals;

(K) pay all of Seller’s operating expenses from Seller’s own assets (except for certain payments by any Patterson Entity or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

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(L) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guarantee, assume or suffer to exist any Indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the Originators thereunder for the purchase of Receivables from the Originators under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

(M) maintain its articles of organization and bylaws in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its articles of organization or bylaws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;

(N) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement, the Performance Undertaking and the other Transaction Documents, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement, the Performance Undertaking or any other Transaction Document, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement, the Performance Undertaking, or any other Transaction Document, or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent and the Required Purchasers;

(O) maintain its legal separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary;

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(P) maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of membership units or payment of any subordinated Indebtedness or other liabilities which would cause the Required Capital Amount to cease to be so maintained; and

(Q) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Briggs and Morgan, Professional Association, as counsel for Seller, in connection with the closing or initial Incremental Purchase under the Original Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

Collections. Such Seller Party will cause (1) all items from all P.O. Boxes to be processed and deposited into a Collection Account within 1 Business Day after receipt in a P.O. Box, all ACH Receipts to be deposited immediately to a Collection Account and all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account, (2) all Collections deposited to any First-Tier Account to be electronically swept or otherwise transferred to the Second-Tier Account within 1 Business Day of being deposited to such First-Tier Account, and (3) each Lock-Box, P.O. Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to any Seller Party or any Affiliate of any Seller Party, such Seller Party will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within 1 Business Day following receipt thereof, and, at all times prior to such remittance, such Seller Party or Affiliate will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box, P.O. Box and Collection Account and shall not grant the right to take dominion and control or establish “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box, P.O. Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement. With respect to each Collection Account, each

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Seller Party shall take all steps necessary to ensure that the Agent has “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over each such Collection Account.

Taxes. Such Seller Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Conduit, the Agent or any Financial Institution.

Insurance. Seller will maintain in effect, or cause to be maintained in effect, at Seller’s own expense, such casualty and liability insurance as Seller shall deem appropriate in its good faith business judgment. The Agent, for the benefit of the Purchasers, shall be named as an additional insured with respect to all such liability insurance maintained by Seller. Seller will pay or cause to be paid, the premiums therefor and deliver to the Agent evidence satisfactory to the Agent of such insurance coverage. Copies of each policy shall be furnished to the Agent and any Purchaser in certificated form upon the Agent’s or such Purchaser’s request. The foregoing requirements shall not be construed to negate, reduce or modify, and are in addition to, Seller’s obligations hereunder.

Payments to Originators. With respect to any Receivable purchased by Seller from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable.

Negative Covenants of The Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

Name Change, Offices and Records. Such Seller Party will not change its name, jurisdiction of organization, identity or organizational structure (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions) or relocate its chief executive office, principal place of business or any office where Records are kept unless it shall have: (i) given the

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Agent and each Purchaser Agent at least forty-five (45) days’ prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent and each Purchaser Agent in connection with such change or relocation.

Change in Payment Instructions to Obligors. Except as may be required by the Agent pursuant to Section 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box, P.O. Box or Collection Account, unless the Agent and each Purchaser Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account, P.O. Box or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box or P.O. Box; provided, however, that the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

Modifications to Contracts and Credit and Collection Policy. Such Seller Party will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box, P.O. Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Purchasers provided for herein), and Seller will defend the right, title and interest of the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or any Originator. Seller will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, the financing or lease of which gives rise to any Receivable.

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Net Receivables Balance. At no time prior to the Amortization Date shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Credit Enhancement.

Termination Date Determination. Seller will not designate the Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to any Originator in respect thereof, without the prior written consent of the Agent and each Purchaser Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement.

Restricted Junior Payments. From and after the occurrence of any Amortization Event, Seller will not make any Restricted Junior Payment if, after giving effect thereto, Seller would fail to meet its obligations set forth in Section 7.2(e).

Collections. No Seller Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Second-Tier Account cash or cash proceeds other than Collections. Except as may be required by the Agent pursuant to the last sentence of Section 8.2(b), no Seller Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Collection Account Agreement.

Hedging Agreements. If at any time, Excess Spread shall be less than 5% and PDCo shall have an unsecured, unguaranteed, long-term debt rating of less than A- as rated and determined by Bank One in accordance with its internal credit standards, each Conduit shall enter into an interest rate hedge agreement with the applicable Hedge Provider pursuant to which such Conduit shall have the fixed rate obligation and such Hedge Provider shall have the floating rate obligation (each such hedge agreement, together with the related confirmations and schedules thereunder, a “Hedging Agreement”). The obligations under each Hedging Agreement shall be based upon a schedule of notional amounts that shall initially equal the Capital of all Purchaser Interests of all Purchasers in the relevant Conduit’s

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Purchaser Group outstanding at the time such Hedging Agreement is entered into and shall decline over time. On the date of each Incremental Purchase occurring thereafter, such notional amounts shall be amended to reflect a future anticipated amount of such Capital of all Purchaser Interests of all Purchasers in the relevant Conduit’s Purchaser Group, based upon scheduled payments and an anticipated level of defaults on the Receivables and, on the Settlement Date occurring after each such Incremental Purchase, the applicable Hedge Fixed Rate shall be re-set to an interest rate agreed to by such Conduit and the applicable Hedge Provider, and if Bank One is then acting as Hedge Provider, the Agent shall notify Seller of such interest rate, and if SunTrust is then acting as Hedge Provider, SunTrust, in its capacity as Purchaser Agent, shall notify Seller of such interest rate. After each Hedging Agreement has been entered into in accordance with the terms of this Section 7.3, on each Settlement Date, each Hedge Provider shall be obligated to pay the applicable Hedge Floating Amount to the Agent and each relevant Purchaser and distribution pursuant to Article II and such Hedge Provider shall be entitled to receive out of Finance Charge Collections, the applicable Hedge Fixed Amount. If a Hedge Provider Downgrade shall occur with respect to a Hedge Provider, within 10 days thereof, such Hedge Provider shall transfer its obligations under this Agreement and the applicable Hedging Agreement, at such Hedge Provider’s cost and expense, to a bank or other financial institution acceptable to, in the case of the Bank One Conduit, the Agent, and in the case of any other Conduit, the Purchaser Agent in such Conduit’s Purchaser Group, and consented to by Seller (such consent not to be unreasonably withheld) which possesses an unsecured, unguaranteed, long-term debt rating of A- or better by Standard & Poor’s Ratings Service and A3 or better by Moody’s Investors Service.

ARTICLE 8)

ADMINISTRATION AND COLLECTION

Designation of Servicer. (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the “Servicer”) so designated from time to time in accordance with this Section 8.1. PDCo is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent (on behalf of the Purchasers) may, and at the direction of the Required Purchasers shall, at any time following the occurrence of an Amortization Event designate as Servicer any Person to succeed PDCo or any successor Servicer.

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Without the prior written consent of the Agent and the Required Purchasers, PDCo shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) an Originator (with respect to Receivables originated by such Originator), (ii) Seller and (iii) with respect to certain Charged-Off Receivables, outside collection agencies and lawyers in accordance with its customary practices. None of Seller or any Originator shall be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by PDCo. If at any time the Agent shall designate as Servicer any Person other than PDCo, all duties and responsibilities theretofore delegated by PDCo to Seller and any Originator may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to PDCo and to Seller.

Notwithstanding the foregoing subsection (b), (i) PDCo shall be and remain primarily liable to the Agent, the Purchaser Agents and the Purchasers and the Hedge Providers (if any) for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agent, the Purchaser Agents and the Purchasers shall be entitled to deal exclusively with PDCo in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent, the Purchaser Agents and the Purchasers shall not be required to give notice, demand or other communication to any Person other than PDCo in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. PDCo, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

Duties of Servicer. i) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

The Servicer will instruct all Obligors to pay all Collections either (i) directly to a Collection Account by means of an automatic electronic funds transfer, wire transfer or otherwise or (ii) directly to a Lock-Box or P.O. Box. The Servicer shall cause any payments made by means of automatic electronic funds transfer to be deposited directly into a Collection Account from each Obligor’s relevant account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a

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Collection Account at any time. In the case of any remittances received in any Lock-Box, P.O. Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers a Collection Notice to any Collection Bank or a Postal Notice to any post office pursuant to Section 8.3, the Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new lock-box, post office box or depositary account specified by the Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new lock-box, post office box or depositary account any cash or payment item other than Collections.

The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust for the account of Seller, the Purchasers and the Hedge Providers (if any) their respective shares of the Collections in accordance with Article II. The Servicer shall, upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable, Defaulted Receivable or Charged-Off Receivable or limit the rights of the Agent, the Purchaser Agents or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

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The Servicer shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.

Any payment by an Obligor in respect of any Indebtedness or other liability owed by it to the applicable Originator or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

Collection Notices. The Agent is authorized at any time after the occurrence of an Amortization Event to date and to deliver to the Collection Banks the Collection Notices and to date and deliver the Postal Notices to the applicable post offices. Seller hereby transfers to the Agent for the benefit of the Purchasers, effective when the Agent delivers such notices, the dominion and control and “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of each Lock-Box, P. O. Box, each Collection Account and the amounts on deposit therein. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice or Postal Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes the Agent, and agrees that the Agent shall be entitled to (i) endorse Seller’s name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than Seller.

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Responsibilities of Seller. Anything herein to the contrary notwithstanding, the exercise by the Agent, the Purchaser Agents and the Purchasers of their rights hereunder shall not release the Servicer, any Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

Reports. The Servicer shall prepare and forward to the Agent and each Purchaser Agent (i) three Business Days prior to each Settlement Date and at such times as the Agent or any Purchaser Agent shall request, a Monthly Report and (ii) at such times as the Agent or any Purchaser Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables. Unless otherwise requested by the Agent or any Purchaser Agent, all computations in such Monthly Report shall be made as of the close of business on the last day of the Accrual Period preceding the date on which such Monthly Report is delivered.

Servicing Fees. In consideration of PDCo’s agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as PDCo shall continue to perform as Servicer hereunder, Seller shall pay over to PDCo a fee (the “Servicing Fee”) on the 19th calendar day of each month (or, if such day is not a Business Day, then the next Business Day thereafter), in arrears for the immediately preceding Fiscal Month, equal to 1% per annum of the average Net Receivables Balance during such period, as compensation for its servicing activities.

ARTICLE 9)

AMORTIZATION EVENTS

Amortization Events. The occurrence of any one or more of the following events shall constitute an “Amortization Event”:

Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) and Section 9.1(e)) or any other Transaction Document and such failure shall continue for seven (7) consecutive Business Days.

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Any representation, warranty, certification or statement made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.

Failure of Seller to pay any Indebtedness when due or the failure of any other Seller Party to pay Indebtedness when due in excess of $1,000,000; or the default by any Seller Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Seller Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

(1) Any Seller Party, the Hedge Providers (if any), the Performance Provider or any of their respective Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller Party, the Hedge Providers (if any), the Performance Provider or any of their respective Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, and solely in the case of the Servicer and the Performance Provider and a proceeding instituted against (and not by) such Person, such proceeding is not dismissed within 60 days or (iii) any Seller Party, the Hedge Providers (if any), the Performance Provider or any of their respective Subsidiaries shall take any corporate or other action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

Seller shall fail to comply with the terms of Section 2.6 hereof.

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As at the end of any Fiscal Month:

the average of the Delinquency Ratio for such Fiscal Month and each of the two immediately preceding Fiscal Months shall exceed 8.25%, or the average of the Default Ratio for such Fiscal Month and each of the two immediately preceding Fiscal Months shall exceed 3.30%, or

Excess Spread is less than 4.0%.

A Change of Control shall occur.

A Hedge Provider Downgrade shall occur and a replacement Hedge Provider meeting the requirements of Section 7.3 fails to assume such then current Hedge Provider’s obligations under this Agreement and the applicable Hedging Agreement as provided in Section 7.3 after such occurrence.

(i) One or more final judgments for the payment of money shall be entered against Seller or (ii) one or more final judgments for the payment of money in an amount in excess of $1,000,000, individually or in the aggregate, shall be entered against the Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for fifteen (15) consecutive days without a stay of execution.

The “Termination Date” under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the Receivables Sale Agreement; or Seller shall for any reason cease to purchase, or cease to have the legal capacity to purchase, or otherwise be incapable of accepting Receivables from any Originator under the Receivables Sale Agreement.

This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Purchasers shall cease to

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have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts.

If required to be in effect pursuant to Section 7.3, any Hedging Agreement shall for any reason not be in full force and effect.

The Intercreditor Agreement shall terminate in whole or in part or shall cease to be in full force and effect or US Bank shall directly or indirectly contest in any manner the effectiveness or enforceability thereof.

The Consolidated Net Worth of PDCo and its Subsidiaries shall at any time be less than the sum of (i) $500,000,000, plus (ii) 50% of the cumulative positive quarterly Consolidated Net Income for all fiscal quarters of PDCo following the fiscal quarter of PDCo ending July 26, 2003 (without taking into account any net loss in any such fiscal quarter), plus (iii) 100% of the amount, if any, by which stockholder’s equity of PDCo is, in accordance with Agreement Accounting Principles, increased for all fiscal quarters of PDCo following the fiscal quarter of PDCo ending July 26, 2003 as a result of (A) the issuance of any capital stock of PDCo or (B) any Acquisition (including the AbilityOne Acquisition).

The Leverage Ratio shall at any time be greater than 3.25 to 1.0.

Performance Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Provider, or Performance Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

The ratio, determined as of the end of each of PDCo’s fiscal quarters for the then most-recently ended four fiscal quarters of (i) Consolidated EBIT during such period to (ii) Consolidated Interest Expense during such period, all calculated for PDCo and its Subsidiaries on a consolidated basis, shall be less than 3.0 to 1.0.

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Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of the Required Purchasers shall, take any of the following actions: (i) replace the Person then acting as Servicer, (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of an Amortization Event described in Section 9.1(d), or of an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code or under any other applicable bankruptcy, insolvency, arrangement, moratorium or similar laws of any other jurisdiction (foreign or domestic), the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Banks and the Postal Notices to any post office where a P.O. Box is located, and (v) notify Obligors of the Purchasers’ interest in the Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent, the Purchaser Agents and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

ARTICLE 10)

INDEMNIFICATION

Indemnities by The Seller Parties. Without limiting any other rights that the Agent, any Purchaser Agent, any Funding Source, any Purchaser or any of their respective Affiliates may have hereunder or under applicable law, (A) Seller hereby agrees to indemnify (and pay upon demand to) the Agent, each Purchaser Agent, each Funding Source, each Purchaser and the Hedge Providers (if any) and their respective Affiliates, successors, assigns, officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of any Indemnified Party) and disbursements (all of the foregoing being collectively referred

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to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement or the Hedging Agreements, or the use of the proceeds of any purchase hereunder, or the acquisition, funding or ownership either directly or indirectly, by any Indemnified Party of a Purchaser Interest of an interest in the Receivables, or any Receivable or any Contract or any Related Security, or any action or inaction of any Seller Party, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer’s activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

(x) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

(y) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

(z) taxes imposed by the jurisdiction in which such Indemnified Party’s principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

provided, however, that nothing contained in this sentence shall limit the liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise specifically provided to be paid by such Seller Party under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller or the Servicer) relating to or resulting from:

any representation or warranty made by any Seller Party, any Originator or Performance Provider (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

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the failure by Seller, the Servicer or any Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

any failure of Seller, the Servicer, any Originator or Performance Provider to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

the commingling of Collections of Receivables at any time with other funds;

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any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, the Servicer or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

any Amortization Event described in Section 9.1(d);

any failure of Seller to acquire and maintain legal and equitable title to, and ownership of, any Receivable and the Related Security and Collections with respect thereto from any Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to any Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

any failure to vest and maintain vested in the Agent for the benefit of the Purchasers, or to transfer to the Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

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the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

any action or omission by any Seller Party which reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable; any attempt by any Person to void any Incremental Purchase under statutory provisions or common law or equitable action; and

the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

Increased Cost and Reduced Return.

If after May 10, 2002 with respect to any Funding Source relating to the Bank One Conduit, or after the date hereof with respect to any other Funding Source, any such Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change in any of the foregoing, or any change in the interpretation or administration thereof by the Financial Accounting Standards Board (“FASB”), any governmental authority, any central bank or any comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency: (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source’s obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding

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Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source’s capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction. For the avoidance of doubt, if the issuance of FASB Interpretation No. 46, or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of any Conduit or Seller with the assets and liabilities of the Agent, any Purchaser Agent, any Financial Institution or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section.

Other Costs and Expenses. Seller shall reimburse the Agent, each Purchaser Agent and each Conduit on demand for all costs and out-of-pocket expenses in connection with the preparation, negotiation, arrangement, execution, delivery, enforcement and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of any Conduit’s auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for any Conduit, any Purchaser Agent and/or the Agent (which such counsel may be employees of any Conduit, any Purchaser Agent or the Agent) with respect thereto and with respect to advising any Conduit, any Purchaser Agent and/or the Agent as to their respective rights and remedies under this Agreement. Seller shall reimburse the Agent and each Purchaser Agent on demand for any and all costs and expenses of the Agent, the Purchaser Agents and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this

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Agreement following an Amortization Event. Seller shall reimburse each Conduit on demand for all other costs and expenses incurred by such Conduit (“Other Costs”), including, without limitation, the cost of auditing such Conduit’s books by certified public accountants, the cost of rating the Commercial Paper of such Conduit by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for such Conduit or any counsel for any shareholder of such Conduit with respect to advising such Conduit or such shareholder as to matters relating to such Conduit’s operations.

Allocations. Each Conduit shall allocate the liability for Other Costs among Seller and other Persons with whom such Conduit has entered into agreements to purchase interests in receivables (“Other Sellers”). If any Other Costs are attributable to Seller and not attributable to any Other Seller, Seller shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to Seller, such Other Sellers shall be solely liable for such Other Costs. All allocations to be made pursuant to the foregoing provisions of this Article X shall be made by the applicable Conduit in its sole and absolute discretion and shall be binding on Seller and the Servicer.

ARTICLE 11)

THE AGENT

Authorization and Action. Each Purchaser hereby designates and appoints Bank One to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any Purchaser Agent or any of such Seller Party’s or Purchaser Agent’s successors

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or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Agent to authorize and file each of the Uniform Commercial Code financing or continuations statements (and amendments thereto and assignments or terminations thereof) on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

Delegation of Duties. The Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Exculpatory Provisions. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person’s own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from Seller or a Purchaser.

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Reliance by Agent. The Agent and each Purchaser Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Seller Party), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Purchasers or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Purchasers or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of each Seller Party and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

Reimbursement and Indemnification. Each Financial Institution and each Purchaser Agent agrees to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably based on the ratio of each such indemnifying Financial Institution’s Commitment to the aggregate Commitment (or, in the case of an indemnifying Purchaser Agent, ratably based on the Commitment(s) of each Financial Institution in such Purchaser Agent’s Purchaser Group to the aggregate Commitment), to the extent not paid or reimbursed by the

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Seller Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

Agent in its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Seller Party or any Affiliate of any Seller Party as though the Agent were not the Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms “Financial Institution,” “Related Financial Institution,” “Purchaser,” “Financial Institutions,” “Related Financial Institutions” and “Purchasers” shall include the Agent in its individual capacity.

Successor Agent. The Agent may, upon 10 Business Days’ notice to Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Purchasers during such five-day period shall appoint from among the Purchasers and the Purchaser Agents a successor agent. If for any reason no successor Agent is appointed by the Required Purchasers during such five-day period, then effective upon the termination of such five-day period, the Purchasers shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent’s resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.

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ARTICLE 12)

ASSIGNMENTS; PARTICIPATIONS

Assignments. i) Seller, the Servicer, the Agent, each Purchaser Agent and each Purchaser hereby agree and consent to the complete or partial assignment by any Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to any Funding Source pursuant to any Funding Agreement or to any other Person, and upon such assignment, such Conduit shall be released from its obligations so assigned; provided, that, in the case of any assignment by the SunTrust Conduit, the Rating Agencies then rating the Commercial Paper notes of the SunTrust Conduit shall have received a notice of such assignment. Further, Seller, the Servicer, the Agent, each Purchaser Agent and each Purchaser hereby agree that any assignee of any Conduit of this Agreement or of all or any of the Purchaser Interests of any Conduit shall have all of the rights and benefits under this Agreement as if the term “Conduit” explicitly referred to and included such party (provided that (i) the Purchaser Interests of any such assignee that is a Conduit or a commercial paper conduit shall accrue CP Costs based on such Conduit’s Conduit Costs or on such commercial paper conduit’s cost of funds, respectively, and (ii) the Purchaser Interests of any other such assignee shall accrue Financial Institution Yield pursuant to Section 4.1), and no such assignment shall in any way impair the rights and benefits of any Conduit hereunder. Neither Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

Any Financial Institution may at any time and from time to time assign to one or more Persons (“Purchasing Financial Institutions”) all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the “Assignment Agreement”) executed by such Purchasing Financial Institution and such selling Financial Institution; provided, that, in the case of any assignment by any Financial Institution in the SunTrust Conduit’s Purchaser Group, the Rating Agencies then rating the Commercial Paper notes of the SunTrust Conduit shall have received a notice of such assignment. The consent of the Conduit in such selling Financial Institution’s Purchaser Group shall be required prior to the effectiveness of any such assignment. Each assignee of a Financial Institution must (i) have a short-term debt rating of A-1 or better by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. and (ii) agree to deliver to the Agent, promptly following any request therefor by the Agent or the Conduit in such selling Financial Institution’s Purchaser Group, an enforceability opinion in form and substance satisfactory to the Agent and such Conduit. Upon delivery of the executed Assignment Agreement to

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the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution (including, without limitation, the applicable obligations of a Related Financial Institution) under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers, the Purchaser Agents or the Agent shall be required.

Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. (an “Affected Financial Institution”), such Affected Financial Institution shall be obliged, at the request of the Conduit in such Affected Financial Institution’s Purchaser Group or the Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution in such Affected Financial Institution’s Purchaser Group or (y) another funding entity nominated by the Agent and acceptable to the Conduit in such Affected Financial Institution’s Purchaser Group, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution’s Pro Rata Share of the Aggregate Capital and Financial Institution Yield owing to the Financial Institutions in such Affected Financial Institution’s Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Affected Financial Institution’s Purchaser Group.

Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a “Participant”) participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution’s Purchaser Group or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution’s rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and each Seller Party, each Conduit, each other Financial Institution, each Purchaser Agent and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution’s rights and

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obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution’s right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i).

ARTICLE 13)

PURCHASER AGENTS

Purchaser Agents. Each Purchaser Group may (but is not required to) designate and appoint a “Purchaser Agent” hereunder which Purchaser Agent shall become a party to this Agreement and shall authorize such Purchaser Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Purchaser Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Unless otherwise notified in writing to the contrary by the applicable Purchaser, the Agent and the Seller Parties shall provide all notices and payments specified to be made by the Agent or any Seller Party to a Purchaser hereunder to such Purchaser’s Purchaser Agent, if any, for the benefit of such Purchaser, instead of to such Purchaser. Each Purchaser Agent may perform any of the obligations of, or exercise any of the rights of, any member of its Purchaser Group and such performance or exercise shall constitute performance of the obligations of, or exercise of the rights of, such member hereunder. In performing its functions and duties hereunder and under the other Transaction Documents, each Purchaser Agent shall act solely as agent for the Purchasers in such Purchaser Agent’s Purchaser Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any other Purchaser or any Seller Party or any of such Purchaser’s or Seller Party’s successors or assigns. The appointment and authority of each Purchaser Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each member of the SunTrust Conduit’s Purchaser Group hereby designates SunTrust Capital Markets, Inc., and SunTrust Capital Markets, Inc. hereby agrees to perform the duties and obligations of, such Purchaser Group’s Purchaser Agent.

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ARTICLE 14)

MISCELLANEOUS

Waivers and Amendments. i) No failure or delay on the part of the Agent, any Purchaser Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 14.1(b). Each Conduit, Seller, each Purchaser Agent and the Agent, at the direction of the Required Purchasers, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that with respect to any material modification or waiver, the Rating Agencies then rating the Commercial Paper notes of the SunTrust Conduit shall have confirmed that the ratings of the Commercial Paper notes of the SunTrust Conduit will not be downgraded or withdrawn as a result of such modification or waiver; and provided, further, that no such modification or waiver shall:

without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Financial Institution Yield or any CP Costs (or any component of Financial Institution Yield or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any Financial Institution’s Pro Rata Share, any Conduit’s Pro Rata Share, any Financial Institution’s Commitment or any Conduit’s Conduit Purchase Limit (other than, to the extent applicable in each case, pursuant to Section 4.6 or the terms of any Funding Agreement), (E) amend, modify or waive any provision of the definition of Required Purchasers, Section 4.6, this Section 14.1(b) or Section 14.6, (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Concentration Limit,” “Eligible Receivable,” “Credit

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Enhancement,” “Hedging Agreement” “Hedge Provider” or “Net Receivables Balance” or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Purchasers, but with the consent of Seller, the Agent may amend this Agreement solely to add additional Persons as Financial Institutions, Conduits and/or Purchaser Agents hereunder and (ii) the Agent, the Required Purchasers and each Conduit may enter into amendments to modify any of the terms or provisions of Article XI, Article XII, Section 14.13 or any other provision of this Agreement without the consent of any Seller Party, provided that such amendment has no negative impact upon such Seller Party. Any modification or waiver made in accordance with this Section 14.1 shall apply to each of the Purchasers equally and shall be binding upon each Seller Party, the Purchaser Agents, the Purchasers and the Agent.

Notices. Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (1) if given by telecopy, upon the receipt thereof, (2) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (3) if given by any other means, when received at the address specified in this Section 14.2. Seller hereby authorizes the Agent and the Purchasers to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Agent or applicable Purchaser in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Agent and each applicable Purchaser a written confirmation of each telephonic notice signed by an authorized officer of Seller; provided, however, the absence of

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such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent and/or the applicable Purchaser, the records of the Agent and/or the applicable Purchaser shall govern absent manifest error.

Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Protection of Ownership Interests of the Purchasers. i) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. Without limiting the foregoing, Seller will, upon the request of the Agent, file such financing or continuation statements, or amendments thereto or assignments thereof, and execute and file such other instruments and documents, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such Purchaser Interests. At any time following the occurrence of an Amortization Event, the Agent may, or the Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller’s expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Seller or the Servicer (as applicable) shall, at any Purchaser’s request, withhold the identity of such Purchaser in any such notification.

If any Seller Party fails to perform any of its obligations hereunder, the Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent’s or such Purchaser’s costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party irrevocably authorizes the

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Agent at any time and from time to time in the sole and absolute discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to authorize and/or execute on behalf of such Seller Party as debtor and to file financing or continuation statements (and amendments thereto and assignments thereof) necessary or desirable in the Agent’s sole and absolute discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole and absolute discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable. The authorization by each Seller Party set forth in the second sentence of this Section 14.4(b) is intended to meet all requirements for authorization by a debtor under Article 9 of any applicable enactment of the UCC, including, without limitation, Section 9-509 thereof.

Confidentiality. i) Each Seller Party, the Agent, each Purchaser Agent and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent, each Purchaser Agent, each Purchaser and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party, the Agent, such Purchaser Agent and such Purchaser and its officers and employees may disclose such information to such Seller Party’s, the Agent’s, such Purchaser Agent’s and such Purchaser’s external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions, the Purchaser Agents or the Conduits by each other, (ii) by the Agent, the Purchaser Agents or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent, any Purchaser Agent or any Conduit to any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One or any Purchaser Agent acts as the administrative agent and to any officers, directors, employees,

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outside accountants and attorneys of any of the foregoing, provided each such Person is informed of and agrees to maintain the confidential nature of such information. In addition, the Purchasers, the Purchaser Agents and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

Bankruptcy Petition. Seller, the Servicer, the Agent, each Purchaser Agent and each Purchaser hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit or any Financial Institution or Funding Source that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, any Conduit, any Financial Institution or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Conduit, the Agent, any Purchaser Agent, any Funding Source or any Financial Institution, no claim may be made by any Seller Party or any other Person against any Conduit, the Agent, any Purchaser Agent, any Funding Source or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING

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ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, ANY PURCHASER AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT, ANY PURCHASER AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT, ANY PURCHASER AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

Integration; Binding Effect; Survival of Terms.

This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

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This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy) and shall inure to the benefit of the Hedge Providers (if any) and its successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification and payment provisions of Article X, and Sections 14.5 and 14.6 shall be continuing and shall survive any termination of this Agreement.

Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement.

Bank One Roles and Purchaser Agent Roles.

Each of the Purchasers and Purchaser Agents acknowledges that Bank One acts, or may in the future act, (i) as administrative agent for the Bank One Conduit or any Financial Institution in the Bank One Conduit’s Purchaser Group, (ii) as issuing and paying agent for certain Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for certain Commercial Paper and (iv) to provide other services from time to time for the Bank One Conduit or any Financial Institution in the Bank One Conduit’s Purchaser Group (collectively, the “Bank One Roles”). Without limiting the generality of this Section 14.13, each Purchaser and each Purchaser Agent hereby acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for the Bank One Conduit.

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Each of the Purchasers acknowledges that each Purchaser Agent acts, or may in the future act, (i) as administrative agent for the Conduit in such Purchaser Agent’s Purchaser Group or any Financial Institution in such Purchaser Agent’s Purchaser Group, (ii) as issuing and paying agent for certain Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for certain Commercial Paper and (iv) to provide other services from time to time for the Conduit in such Purchaser Agent’s Purchaser Group or any Financial Institution in such Purchaser Agent’s Purchaser Group (collectively, the “Purchaser Agent Roles”). Without limiting the generality of this Section 14.13, each Purchaser hereby acknowledges and consents to any and all Purchaser Agent Roles and agrees that in connection with any Purchaser Agent Role, the applicable Purchaser Agent may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as agent for the Conduit in such Purchaser Agent’s Purchaser Group.

Characterization. i) It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to each Purchaser, each Purchaser Agent and the Agent for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser, any Purchaser Agent or the Agent or any assignee thereof of any obligation of Seller or any Originator or any other Person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or any Originator.

In addition to any ownership interest which the Agent may from time to time acquire pursuant hereto, Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller’s right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each P.O. Box, each Collection Account, all Related Security, all other rights and payments relating to such

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Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Agent, the Purchaser Agents and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

Excess Funds. Each of Seller, the Servicer, each Purchaser, each Purchaser Agent and the Agent agrees that each Conduit shall be liable for any claims that such party may have against such Conduit only to the extent that such Conduit has funds in excess of those funds necessary to pay matured and maturing Commercial Paper and to the extent such excess funds are insufficient to satisfy the obligations of such Conduit hereunder, such Conduit shall have no liability with respect to any amount of such obligations remaining unpaid and such unpaid amount shall not constitute a claim against such Conduit. Any and all claims against any Conduit shall be subordinate to the claims against such Conduit of the holders of Commercial Paper and any Person providing liquidity support to such Conduit.

Assignment of Bank One Conduit’s Interests under the Original Agreement. In furtherance of, and without limiting any other provision of, this Agreement and the transactions contemplated hereby, the parties hereto hereby effect the following assignment and assumption: At or before 12:00 noon (Chicago time) on the date hereof the SunTrust Conduit shall pay to the Bank One Conduit, in immediately available funds, an amount equal to $48,360,706.90, representing 28.571428571% of the outstanding Capital of the Bank One Conduit’s Purchaser Interests (such amount, being hereinafter referred to as the “SunTrust Capital”); whereupon, the Bank One Conduit shall be deemed to have sold, transferred and assigned to the SunTrust Conduit, without recourse, representation or warranty, and the SunTrust Conduit shall be deemed to have hereby irrevocably taken, received and assumed from the Bank One Conduit, the SunTrust Capital and all related rights and obligations hereunder, under the Original Agreement and under the other Transaction Documents.

Confirmation and Ratification of Terms.

Upon the effectiveness of this Agreement, each reference to the Original Agreement in any other Transaction Document, and any document, instrument or agreement executed and/or delivered in connection with the Original Agreement or any other Transaction Document, shall mean and be a reference to this Agreement.

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(b) The other Transaction Documents and all agreements, instruments and documents executed or delivered in connection with the Original Agreement or any other Transaction Document shall each be deemed to be amended to the extent necessary, if any, to give effect to the provisions of this Agreement, as the same may be amended, modified, supplemented or restated from time to time.

(c) The effect of this Agreement is to amend and restate the Original Agreement in its entirety, and to the extent that any rights, benefits or provisions in favor of the Agent or any Purchaser existed in the Original Agreement and continue to exist in this Agreement without any written waiver of any such rights, benefits or provisions prior to the date hereof, then such rights, benefits or provisions are acknowledged to be and to continue to be effective from and after May 10, 2002. This Agreement is not a novation.

(d) The parties hereto agree and acknowledge that any and all rights, remedies and payment provisions under the Original Agreement, including, without limitation, any and all rights, remedies and payment provisions with respect to (i) any representation and warranty made or deemed to be made pursuant to the Original Agreement, or (ii) any indemnification provision, shall continue and survive the execution and delivery of this Agreement.

(e) The parties hereto agree and acknowledge that any and all amounts owing as or for Capital, Financial Institution Yield, CP Costs, fees, expenses or otherwise under or pursuant to the Original Agreement, immediately prior to the effectiveness of this Agreement shall be owing as or for Capital, Financial Institution Yield, CP Costs, fees, expenses or otherwise, respectively, under or pursuant to this Agreement.

(Signature Pages Follow)

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WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

PDC FUNDING COMPANY, LLC

By:
Name:	Jeffrey J. Stang
Title:	Vice President and Treasurer

Address:	1031 Mendota Heights Road
St. Paul, MN 55120

Attn: Chief Financial Officer
Facsimile: (651) 686-8984

PATTERSON COMPANIES, INC., as Servicer

By:
Name:	R. Stephen Armstrong
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Address:	1031 Mendota Heights Road
St. Paul, MN 55120

Attn: Chief Financial Officer
Facsimile: (651) 686-8984

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

PREFERRED RECEIVABLES FUNDING CORPORATION

By:
Authorized Signer

Address:	c/o Bank One, NA (Main Office Chicago), as Agent
Asset Backed Finance
Suite IL1-0079
1 Bank One Plaza
Chicago, Illinois 60670-0079
Facsimile: (312) 732-1844

BANK ONE, NA (MAIN OFFICE CHICAGO),
as a Financial Institution and as Agent

By:
Name:	George S. Wilkins
Title:	Vice President

Address:	Bank One, NA (Main Office Chicago)
Asset Backed Finance
Mail Code IL1-0594
1 Bank One Plaza
Chicago, Illinois 60670-0594
Facsimile: (312) 732-4487

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THREE PILLARS FUNDING LLC

By:
Name:
Title:

Address:	Three Pillars Funding LLC
c/o SunTrust Capital Markets, Inc.
24th Floor, MC3950
303 Peachtree Street
Atlanta, Georgia 30308
Attention: ABS Surveillance
Facsimile: (404) 813-5000

SUNTRUST BANK, as a Financial Institution

By:
Name:
Title:

Address:	SunTrust Bank
201 Fourth Avenue, North
Nashville, TN 37219
Attention: Brooks Hubbard
Facsimile: (615) 748-5269

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

SUNTRUST CAPITAL MARKETS, INC., as a Purchaser Agent

By:
Name:
Title:

Address:	SunTrust Capital Markets, Inc.
24th Floor, MC3950
303 Peachtree Street
Atlanta, Georgia 30308
Attention: ABS Surveillance
Facsimile: (404) 813-5000

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“AbilityOne Acquisition” means the acquisition by PDCo or a Subsidiary or Subsidiaries of PDCo of all of the capital stock of AbilityOne Products Corp., a Delaware corporation, on the terms and conditions set forth in that certain Agreement and Plan of Merger dated as of August 15, 2003, by and among PDCo, RETEP, Inc., AbilityOne Products Corp. and AbilityOne II, L.L.C., as representative of the company stockholders, as in effect on September 12, 2003 and without giving effect to any subsequent amendment or modification thereto.

“Accrual Period” means each Fiscal Month, provided that the initial Accrual Period hereunder with respect to the SunTrust Conduit means the period from (and including) the date of the initial purchase by such Conduit hereunder to (and including) the last day of the Fiscal Month thereafter.

“ACH Receipts” means funds received in respect of Automatic Debit Collections.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after September 12, 2003, by which PDCo or any of its Subsidiaries (i) acquires any going concern business or all or substantially all of the assets of any Person, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires from one or more Persons (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company of any Person.

Exh. I–1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Adverse Claim” means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person.

“Affected Financial Institution” has the meaning specified in Section 12.1(c).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

“Agent” has the meaning set forth in the preamble to this Agreement.

“Agent’s Account” has the meaning set forth in Section 2.2(a).

“Aggregate Capital” means, on any date of determination, the aggregate amount of Capital of all Purchaser Interests outstanding on such date.

“Aggregate Unpaids” means, at any time, an amount equal to the sum of all accrued and unpaid fees under any Fee Letter, CP Costs, Financial Institution Yield, Aggregate Capital, Hedging Obligations and all other unpaid Obligations (whether due or accrued) at such time.

“Agreement” means this Amended and Restated Receivables Purchase Agreement, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.

“Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States as of September 12, 2003, applied in a manner consistent with that used in preparing the financial statements of PDCo delivered to the Agent on September 12, 2003.

“Amortization Date” means the earliest to occur of (i) the day on which any of the conditions precedent set forth in Section 6.2 are not satisfied, (ii) the Business

Exh. I–2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Day immediately prior to the occurrence of an Amortization Event set forth in Section 9.1(d)(ii), (iii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event and, (iv) the date which is 5 Business Days after the Agent’s receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.

“Amortization Event” has the meaning specified in Article IX.

“Assignment Agreement” has the meaning set forth in Section 12.1(b).

“Authorized Officer” means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

“Automatic Debit Collection” means the payment of Collections by an Obligor by means of automatic electronic funds transfer from the Obligor’s bank account.

“Balloon Payment Receivable” means a Receivable that arises under a Contract that requires the final payment to be in an amount equal to 35% of the initial balance of such Receivable.

“Bank One” means Bank One, NA (Main Office Chicago) in its individual capacity and its successors and assigns.

“Bank One Conduit” means Preferred Receivables Funding Corporation and its successors and assigns.

“Broken Funding Costs” means for any Purchaser Interest which: (i) has its Capital reduced without compliance by Seller with the notice requirements hereunder or on a date other than the last date of the tranche period of the applicable SunTrust Commercial Paper or (ii) is assigned, transferred or funded pursuant to a Funding Agreement or otherwise transferred or terminated on a date prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Financial Institution Yield (as applicable) that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the applicable Purchaser Agent or the Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction, assignment, transfer, funding or termination of the Capital of such Purchaser Interest

Exh. I–3

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

if such reduction, assignment, transfer, funding or termination had not occurred, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount of CP Costs or Financial Institution Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received net of any costs of redeployment of funds during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

“Business Day” means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

“Capital” of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent or any Purchaser, as applicable, which in each case are applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

“Change of Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of Servicer or (ii) PDCo ceases to own, directly or indirectly, 100% of the outstanding membership units of Seller or 100% of the outstanding capital stock of any Originator.

“Charged-Off Receivable” means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to such Obligor); (ii) as to

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which the Obligor thereof, if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off Seller’s books as uncollectible, (iv) which has been identified by Seller as uncollectible or (v) as to which any payment, or part thereof, remains unpaid for 180 days or more from the original due date for such payment.

“Collection Account” means, collectively, each First-Tier Account and the Second-Tier Account.

“Collection Account Agreement” means (i) with respect to each Lock-Box or Collection Account, an agreement, substantially in the form of Exhibit VI, among an Originator (if applicable), Seller, the Agent and a Collection Bank, or any similar or analogous agreement among an Originator, Seller, the Agent and a Collection Bank and (ii) with respect to each P.O. Box, a Postal Notice, in each case as such document may be amended, restated, supplemented or otherwise modified from time to time.

“Collection Bank” means, at any time, any of the banks holding one or more Collection Accounts.

“Collection Notice” means a notice, in substantially the form of Annex A to Exhibit VI, from the Agent to a Collection Bank, or any similar or analogous notice from the Agent to a Collection Bank.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all scheduled payments, prepayments, yield, Finance Charges or other related amounts accruing in respect thereof, all cash proceeds of Related Security with respect to such Receivable and all payments received pursuant to the Hedging Agreements.

“Commercial Paper” means promissory notes of any Conduit issued by such Conduit in the commercial paper market.

“Commitment” means, for each Financial Institution, the commitment of such Financial Institution to purchase Purchaser Interests from Seller and to the extent that the Conduit in its Purchaser Group declines to purchase such Purchaser Interests, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution’s name on Schedule A to this Agreement, as such

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amount may be modified in accordance with the terms hereof (including, without limitation, any termination of Commitments pursuant to Section 4.6 hereof) and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

“Concentration Limit” means, at any time, for any Obligor, 2% of the aggregate Outstanding Balance of all Eligible Receivables, or such other amount (a “Special Concentration Limit”) for such Obligor designated by the Agent and consented to by each Purchaser Agent; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that the Agent may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit.

“Conduit” has the meaning set forth in the preamble to this Agreement.

“Conduit Costs” means:

(i) for any Purchaser Interest purchased by the Bank One Conduit, an amount equal to the Capital of such Purchaser Interest multiplied by a per annum rate equivalent to the “weighted average cost” (as defined below) related to the issuance of indexed Commercial Paper of such Conduit that is allocated, in whole or in part, to fund such Capital (and which may also be allocated in part to the funding of other assets of such Conduit); provided, however, that if any component of such rate is a discount rate, in calculating such rate for such Capital for such date, the rate used to calculate such component of such rate shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the “weighted average cost” shall consist of (x) the actual interest rate paid to purchasers of indexed Commercial Paper issued by such Conduit, (y) the costs associated with the issuance of such Commercial Paper (including dealer fees and commissions to placement agents), and (z) interest on other borrowing or funding sources by such Conduit, including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; and

(ii) for any Purchaser Interest purchased by the SunTrust Conduit, an amount equal to the sum of (A) discount accrued on the SunTrust Commercial Paper on such day at the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the

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discount rate (or rates) at which the SunTrust Commercial Paper outstanding on such day has been or may be sold by any placement agent or commercial paper dealer selected by the Purchaser Agent for the SunTrust Conduit’s Purchaser Group, plus (ii) any and all accrued commissions and charges of placement agents and dealers, and issuing and paying agent fees incurred, in respect of such SunTrust Commercial Paper for such day.

“Conduit Purchase Limit” means, for each Conduit, the purchase limit of such Conduit with respect to the purchase of Purchaser Interests from Seller, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Conduit’s name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof (including, without limitation, Section 4.6(b)) and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

“Consent Notice” has the meaning set forth in Section 4.6(a).

“Consent Period” has the meaning set forth in Section 4.6(a).

“Consolidated Adjusted EBITDA” means, as to any Person for any period, the sum of Consolidated EBIT for such period plus consolidated depreciation and amortization for such period. For Persons acquired by PDCo or any of its Subsidiaries during the relevant measurement period, their EBITDA results will be included in the calculation of Consolidated Adjusted EBITDA as if those Persons were owned by PDCo or such Subsidiary for the entire reporting period. Consolidated Adjusted EBITDA will be calculated on a rolling four-quarter basis.

“Consolidated EBIT” means, as to any Person and with reference to any period, Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense and (ii) expense for federal, state, local and foreign income and franchise taxes paid or accrued, all calculated for such Person and its Subsidiaries on a consolidated basis.

“Consolidated Interest Expense” means, as to any Person and with reference to any period, the interest expense of such Person and its Subsidiaries calculated on a consolidated basis for such period including, without limitation, such interest expense as may be attributable to capitalized leases, receivables transaction financing costs, the discount or implied interest component of off-balance sheet liabilities, all commissions, discounts and other fees and charges owed with respect to letters of credit and net mark-to-market exposure.

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“Consolidated Net Income” means as to any Person and with reference to any period, the net income (or loss) of such Person and its Subsidiaries calculated on a consolidated basis for such period, excluding any non-cash charges or gains which are unusual, non-recurring or extraordinary.

“Consolidated Net Worth” means, as of any date of determination, the consolidated total stockholders’ equity (including capital stock, additional paid-in capital and retained earnings) of PDCo and its Subsidiaries determined in accordance with Agreement Accounting Principles.

“Consolidated Total Debt” means (i) all indebtedness of PDCo and its Subsidiaries, on a consolidated basis, reflected on a balance sheet prepared in accordance with Agreement Accounting Principles, plus, without duplication (ii) the face amount of all outstanding letters of credit in respect of which PDCo or any Subsidiary has any reimbursement obligation and the principal amount of all Contingent Obligations of PDCo and its Subsidiaries, plus obligations associated with capitalized leases, plus obligations arising from the sale of accounts receivable and other forms of off-balance sheet financing, including Off-Balance Sheet Liabilities.

“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

“Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

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“CP Costs” means, for each day, the aggregate discount or yield accrued with respect to the Purchaser Interests of each respective Conduit as determined in accordance with the definition of Conduit Costs.

“Credit and Collection Policy” means Seller’s and/or the applicable Originator’s credit and collection policies and practices relating to Contracts and Receivables existing on the date of the Original Agreement and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

“Credit Enhancement” means, on any date, an amount equal to (i) the Net Receivables Balance as of the close of business of the Servicer on such date, multiplied by the greater of (x) 10% and (y) 3 times the Default Ratio.

“Deemed Collections” means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. If at any time, (i) the Outstanding Balance of any Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by Seller or any Originator (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), (ii) any of the representations or warranties in Article V are no longer true with respect to any Receivable or (iii) the Related Equipment for any Receivable is Repossessed and sold for less than the fair market value of such Related Equipment, Seller shall be deemed to have received a Collection of such Receivable in the amount of (A) such reduction or cancellation in the case of clause (i) above, (B) the entire Outstanding Balance in the case of clause (ii) above and (C) the difference between the fair market value of the Repossessed Related Equipment and the gross proceeds received upon the sale of such Repossessed Related Equipment in the case of clause (iii) above.

“Default Fee” means with respect to any amount due and payable by Seller in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Prime Rate.

“Default Ratio” means, as of the last day of each Fiscal Month, a percentage equal to: (i) the aggregate Outstanding Balance of all Defaulted Receivables on such day, divided by (ii) the aggregate Outstanding Balance of all Receivables on such day.

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“Defaulted Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for 121 days or more from the original due date for such payment.

“Delinquency Ratio” means, at any time, a percentage equal to (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

“Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment.

“Designated Obligor” means an Obligor indicated by the Agent to Seller in writing.

“Dilutions” means, at any time, the aggregate amount of reductions or cancellations described in clause (i) of the definition of “Deemed Collections”.

“Discount Rate” means, the LIBO Rate or the Prime Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions.

“Discounted Receivable” means a Receivable that arises under a Contract pursuant to which the first installment payment thereunder is not required to be made prior to 120 days after the contract inception.

“EagleSoft Computer Receivable” means a Receivable originated by PDSI that arises from the sale or financing of computer hardware equipment by PDSI.

“EagleSoft Software Receivable” means a Receivable originated by PDSI that arises from the sale, licensing or financing of computer software by PDSI.

“EagleSoft Software Receivable Discounted Balance” means, at any time, with respect to any EagleSoft Software Receivable, the discounted Outstanding Balance of such Receivable, which Outstanding Balance shall be discounted using a discount rate of 10%.

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“Eligible Receivable” means, at any time, a Receivable:

(1) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; (c) is not a Designated Obligor; and (d) is not a government or a governmental subdivision or agency,

(2) the Obligor of which is not, and has not been, the Obligor of any Charged-Off Receivable or any Defaulted Receivable,

(3) that is not a Charged-Off Receivable or a Defaulted Receivable,

(4) that is not a Delinquent Receivable,

(5) that arises under a Contract that has not had any payment or other terms of such Contract extended, modified or waived, unless such Receivable is a Modified Receivable,

(6) that is an “account” or “chattel paper” within the meaning of Article 9 of the UCC of all applicable jurisdictions,

(7) that is denominated and payable only in United States dollars in the United States,

(8) that arises under a Contract in substantially the form of one of the form contracts set forth on Exhibit IX hereto or otherwise approved by the Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense,

(9) that arises under a Contract that (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the applicable Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to

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restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

(10) that arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,

(11) that, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

(12) that satisfies all applicable requirements of the Credit and Collection Policy,

(13) that was generated in the ordinary course of the applicable Originator’s business,

(14) that arises solely from the sale, licensing or financing of goods or the provision of services to the related Obligor by the applicable Originator, and not by any other Person (in whole or in part),

(15) as to which the Agent has not notified Seller that the Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Agent,

(16) that is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract),

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(17) that, (a) if such Receivable is a Discounted Receivable, the related Contract requires that payment in full of the Outstanding Balance of such Receivable be made not later than 63 months after the date such Receivable was originated; (b) if such Receivable is an EagleSoft Computer Receivable or EagleSoft Software Receivable, the related Contract requires that payment in full of the Outstanding Balance of such Receivable be made not later than 39 months after the date such Receivable was originated; and (c) otherwise, the related Contract requires that payment in full of the Outstanding Balance of such Receivable be made not later than 60 months after the date such Receivable was originated,

(18) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

(19) all right, title and interest to and in which has been validly transferred by the applicable Originator directly to Seller under and in accordance with the Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim,

(20) that arises under a Contract that requires the Outstanding Balance of such Receivable to be paid in equal consecutive monthly installments, unless such Receivable is a Balloon Payment Receivable,

(21) that, if such Receivable is a Veterinary Receivable, the Outstanding Balance thereof, when added to the Outstanding Balance of all other Veterinary Receivables, does not exceed 5% of the aggregate Outstanding Balance of all Receivables,

(22) that, if such Receivable is a Balloon Payment Receivable, the Outstanding Balance thereof, when added to the Outstanding Balance of all other Balloon Payment Receivables, does not exceed 5% of the aggregate Outstanding Balance of all Receivables,

(23) that, if such Receivable is an EagleSoft Software Receivable, the Outstanding Balance thereof, when added to the Outstanding Balance of all other EagleSoft Software Receivables, does not exceed 15% of the aggregate Outstanding Balance of all Receivables,

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(24) that, if such Receivable is an EagleSoft Computer Receivable, the Outstanding Balance thereof, when added to the Outstanding Balance of all other EagleSoft Computer Receivables, does not exceed 10% of the aggregate Outstanding Balance of all Receivables,

(25) that, if such Receivable is a Modified Receivable, the Outstanding Balance thereof, when added to the Outstanding Balance of all other Modified Receivables, does not exceed 5% of the aggregate Outstanding Balance of all Receivables,

(26) that if such Receivable is a Discounted Receivable, the Outstanding Balance thereof when added to the Outstanding Balance of all other such Discounted Receivables, does not exceed 20% of the aggregate Outstanding Balance of all Receivables,

(27) that, together with the related Contract, has not been sold, assigned or pledged by the applicable Originator or Seller, except pursuant to the terms of the Receivables Sale Agreement and this Agreement,

(28) that if such Receivable is an EagleSoft Software Receivable, the Obligor thereof has made at least three payments on such Receivable,

(29) [Intentionally omitted],

(30) the Obligor of which is not the Obligor of other Receivables with an aggregate Outstanding Balance in excess of $350,000,

(31) with respect to which there is only one original executed copy of the related Contract, which will, together with the related records be held by the Servicer as bailee of the Agent and the Purchasers, and no other custodial agreements are in effect with respect thereto, and

(32) that excludes residual value and any maintenance component.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Excess Spread” means, as of the last day of any Fiscal Month, the sum of (i) the weighted average annual percentage rate accruing on the Receivables, minus (ii) 1%, minus (iii) if the Hedging Agreements shall have been entered into in accordance with Section 7.3, the applicable Hedge Fixed Rate and otherwise, a per annum percentage that is the percentage equivalent of the CP Costs accrued during such Fiscal Month or the Financial Institution Yield accrued during such month (as applicable), minus (iv) the Program Fee Rate (as defined in each Fee Letter), minus (v) the Facility Fee Rate (as defined in each Fee Letter).

“Facility Account” means the account numbered 1109495 maintained by Seller in the name of “PDC Funding Company, LLC” at Bank One, together with any successor account or sub-account.

“Facility Termination Date” means the earliest of (i) the Liquidity Termination Date and (ii) the Amortization Date.

“Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as amended and any successor statute thereto.

“Federal Funds Effective Rate” means, for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means each of (i) the second amended and restated letter agreement dated as of October 7, 2004 among Seller, the Bank One Conduit, the Agent and J.P. Morgan Securities Inc., and (ii) the letter agreement dated as of the date hereof among Seller, SunTrust Capital Markets Inc., the SunTrust Conduit and

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SunTrust, in each case, as such letter may be amended, restated, supplemented or otherwise modified and in effect from time to time.

“Finance Charge Collections” means Collections consisting of Finance Charges.

“Finance Charges” means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

“Financial Institution Yield” means for each respective Tranche Period relating to any Purchaser Interests of any of the Financial Institutions, an amount equal to the product of the applicable Discount Rate for such Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.

“Financial Institutions” has the meaning set forth in the preamble in this Agreement.

“First Tier Account” means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited, including, without limitation, by means of automatic funds transfer (other than the Second-Tier Account) and which is listed on Exhibit IV.

“Fiscal Month” means any of the thirteen consecutive four week or five week accounting periods used by PDCo for accounting purposes which begin on the Sunday after the last Saturday in April of each year and ending on the last Saturday in April of the next year.

“Funding Agreement” means (i) this Agreement and (ii) any agreement or instrument executed by any Funding Source with or for the benefit of a Conduit.

“Funding Source” means with respect to any Conduit (i) such Conduit’s Related Financial Institution(s) or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to such Conduit.

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“GAAP” means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement, provided, that if there occurs after the date of this Agreement any change in GAAP that affects in any material respect the calculation of any amount described in Section 9.1(f), (m) or (n), the Agent and Seller shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such amounts with the intent of having the respective positions of the Agent and the Purchasers and Seller after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the amounts described in Sections 9.1(f), (m) and (n) shall be calculated as if no such change in GAAP has occurred.

“Hedge Fixed Amount” means, with respect to each Conduit, and with respect to each Settlement Period, an amount equal to the product of (i) the average Capital outstanding during such Settlement Period of all Purchaser Interests of all Purchasers in such Conduit’s Purchaser Group, times (ii) the applicable Hedge Fixed Rate, times (iii) a fraction, the numerator of which is the number of days in such Settlement Period and the denominator of which is 360.

“Hedge Fixed Rate” means, with respect to each Conduit, for any day during a Settlement Period, the fixed rate payable under such Conduit’s Hedging Agreement (without taking into account any netting provisions thereunder), as such rate may be reset from time to time.

“Hedge Floating Amount” means, with respect to each Conduit, and with respect to each Settlement Period, an amount equal to the product of (i) the average Capital outstanding during such Settlement Period of all Purchaser Interests of all Purchasers in such Conduit’s Purchaser Group, times (ii) the one-month LIBO Rate applicable to such Capital during such Settlement Period, times (iii) a fraction, the numerator of which is the number of days in such Settlement Period and the denominator of which is 360.

“Hedge Provider” means (i) with respect to the Bank One Conduit, Bank One and any replacement therefor selected by the Agent and Seller in accordance with Section 7.3 and (ii) with respect to the SunTrust Conduit, SunTrust and any replacement therefor selected by SunTrust, as Purchaser Agent, in accordance with Section 7.3.

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“Hedge Provider Downgrade” means the unsecured, unguaranteed, long-term debt rating of any Hedge Provider under its then current Hedging Agreement, if any, is reduced below A- or withdrawn by Standard & Poor’s Ratings Service or below A3 or withdrawn by Moody’s Investors Service.

“Hedging Agreement” has the meaning set forth in Section 7.3.

“Hedging Obligations” means all amounts payable to a Hedge Provider under such Hedge Provider’s Hedging Agreement, including, without limitation, the accrued fixed amount under such Hedging Agreement and all breakage costs associated with the termination of such Hedging Agreement.

“Incremental Purchase” means a purchase of one or more Purchaser Interests which increases the total outstanding Aggregate Capital hereunder.

“Indebtedness” of a Person means such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

“Independent Governor” shall mean a governor of Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, governor, manager, member, employee or affiliate of Seller, any Patterson Entity, or any of their respective Subsidiaries or Affiliates, or (B) the beneficial owner (at the time of such individual’s appointment as an Independent Governor or at any time thereafter while serving as an Independent Governor) of any of the outstanding common membership units or capital stock, as applicable, of Seller, any Patterson Entity, or any of their respective Subsidiaries or Affiliates, having general voting rights.

“Intercreditor Agreement” means an intercreditor agreement by and among the Agent, US Bank, as agent under the US Bank Contract Purchase Agreement, PDCo, PDSI, Webster and Seller, as the same may be amended, restated supplemented or otherwise modified from time to time.

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RECEIVABLES PURCHASE AGREEMENT

“Leverage Ratio” means, as of the end of any of PDCo’s fiscal quarters, the ratio of Consolidated Total Debt as of the end of such fiscal quarter to Consolidated Adjusted EBITDA for the four consecutive fiscal quarters then ended; provided, that the Leverage Ratio shall be calculated, with respect to Acquisitions approved by the Agent, on a pro forma basis using historical financial statements and containing reasonable adjustments satisfactory to the Agent, broken down by fiscal quarter in PDCo’s reasonable judgment.

“LIBO Rate” means the rate per annum equal to the sum of (i) (a) the applicable British Bankers’ Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen LIBOR01 as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, provided that, (i) if Reuters Screen LIBOR01 is not available to the Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers’ Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (ii) if no such British Bankers’ Association Interest Settlement Rate is available to the Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by the Agent to be the rate at which Bank One offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) 1.00% per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

“Liquidity Termination Date” means April 14, 2005, as extended by mutual agreement of Seller, the Agent, the Purchaser Agents and the Purchasers.

Exh. I–19

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Lock-Box” means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

“Material Adverse Effect” means a material adverse effect on (i) the financial condition or operations of any Seller Party and its Subsidiaries, (ii) the ability of any Seller Party to perform its obligations under this Agreement or the Performance Provider to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser’s interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

“Modified Receivable” means a Receivable as to which the payment terms of the related Contract have been extended or modified for credit reasons since the origination of such Receivable.

“Monthly Report” means a report, in substantially the form of Exhibit X hereto (appropriately completed), furnished by the Servicer to the Agent and each Purchaser Agent pursuant to Section 8.5.

“Net Receivables Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor and (ii) the excess of the aggregate Outstanding Balance of all Eligible Receivables that are EagleSoft Software Receivables over the aggregate EagleSoft Software Receivable Discounted Balance of all such Receivables.

“Non-Renewing Financial Institution” has the meaning set forth in Section 4.6(a).

“Obligations” shall have the meaning set forth in Section 2.1.

“Obligor” means a Person obligated to make payments pursuant to a Contract.

Exh. I–20

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Off-Balance Sheet Liability” of a Person means the principal component of (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any sale and leaseback transaction which is not a capitalized lease, (iii) any liability under any so-called “synthetic lease” or “tax ownership operating lease” transaction entered into by such Person, (iv) any receivables purchase or financing facility or (v) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person, but excluding from this clause (v) all operating leases.

“Original Agreement” has the meaning set forth in the Preliminary Statements to this Agreement.

“Originated Receivable” means all indebtedness and other obligations owed to Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or hereunder) or in which Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale, licensing or financing of goods or the rendering of services by an Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute an Originated Receivable separate from an Originated Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be an Originated Receivable regardless of whether the account debtor, any Originator or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

“Originator” means each of PDSI and Webster, in their respective capacities as seller under the Receivables Sale Agreement.

“Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof.

Exh. I–21

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Participant” has the meaning set forth in Section 12.2.

“Patterson Entity” means each of PDCo and each Originator and their respective successors and assigns.

“PDCo” has the meaning set forth in the preamble to this Agreement.

“PDSI” means Patterson Dental Supply, Inc., a Minnesota corporation, together with its successors and assigns.

“Performance Provider” means PDCo in its capacity as Provider under the Performance Undertaking.

“Performance Undertaking” means that certain Performance Undertaking, dated as of May 10, 2002, by Performance Provider in favor of Seller, substantially in the form of Exhibit XI, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Permitted Investments” means (a) evidences of indebtedness maturing within thirty days after the date of loan thereof, issued by, or guaranteed by the full faith and credit of, the federal government of the United States, (b) repurchase agreements with banking institutions or broker-dealers registered under the Securities Exchange Act of 1934 which are fully secured by obligations of the kind specified in clause (a), (c) money market funds (i) rated not lower than the highest rating category from Moody’s Investors Service and “AAA m” or “AAAm-g,” from Standard & Poor’s Rating Service or (ii) which are otherwise acceptable to the Agent or (d) commercial paper issued by any corporation incorporated under the laws of the United States and rated at least “A-1+” (or the equivalent) by Standard & Poor’s Ratings Service and at least “P-1” (or the equivalent) by Moody’s Investors Service.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“P.O. Box” means a locked postal box located in a United States post office to which Obligors remit payments of Receivables.

Exh. I–22

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Postal Notice” means a notice from an Originator directing the United States post office where any P.O. Box is located to transfer control of such P.O. Box to the Agent, which notice shall be substantially in the form of Exhibit XII.

“Potential Amortization Event” means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Principal Collections” means Collections other than Finance Charge Collections.

“Pro Rata Share” means, (a) for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions in such Financial Institution’s Purchaser Group, adjusted as necessary to give effect to the application of the terms of Sections 4.6, and (b) for each Conduit, a percentage equal to (i) the Conduit Purchase Limit of such Conduit, divided by (ii) the aggregate amount of all Conduit Purchase Limits of all Conduits hereunder.

“Purchase Limit” means $350,000,000 as such amount may be modified in accordance with the terms of Section 4.6(b).

“Purchase Notice” has the meaning set forth in Section 1.2.

“Purchase Price” means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date, taking into account any other proposed Incremental Purchase requested on the applicable purchase date, and (iii) the excess, if any, of the Net Receivables Balance (less the Credit Enhancement) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, taking into account any other proposed Incremental Purchase requested on the applicable purchase date.

Exh. I–23

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Purchaser Agent” has the meaning set forth in the preamble to this Agreement.

“Purchaser Group” means with respect to (i) each Conduit, a group consisting of such Conduit, its Purchaser Agent and its Related Financial Institution(s), (ii) each Financial Institution, a group consisting of such Financial Institution, the Conduit for which such Financial Institution is a Related Financial Institution, its Purchaser Agent and each other Financial Institution that is a Related Financial Institution for such Conduit (if any) and (iii) each Purchaser Agent, a group consisting of such Purchaser Agent and the Conduit and Related Financial Institution(s) for which such Purchaser Agent is acting as Purchaser Agent hereunder.

“Purchaser Interest” means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:

C
NRB CE

where:

C	=	the Capital of such Purchaser Interest.

CE	=	the Credit Enhancement.

NRB	=	the Net Receivables Balance.

Exh. I–24

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the Business Day immediately preceding the Amortization Date shall remain constant at all times thereafter.

“Purchasers” means each Conduit and each Financial Institution.

“Purchasing Financial Institution” has the meaning set forth in Section 12.1(b).

“Rating Agency” means, collectively, the nationally recognized rating agency or agencies chosen by the SunTrust Conduit to rate its respective Commercial Paper notes at any time, including, as of the date hereof, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services.

“Receivable” means at any time, each and every Originated Receivable that has been identified for sale to Seller in any Sale Assignment (as defined in the Receivables Sale Agreement), including all schedules thereto, delivered pursuant to Section 1.1(a)(ii) of the Receivables Sale Agreement.

“Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of May 10, 2002, by and among the Originators and Seller, as amended by Amendment No. 1 thereto, dated as of May 9, 2003, and as amended by the RSA Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time.

“Records” means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

“Related Equipment” means with respect to any Receivable, the goods sold or licensed to or financed for the Obligor which sale, licensing or financing gave rise to such Receivable and all financing statements or other filings with respect thereto.

Exh. I-25

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Related Financial Institution” means with respect to each Conduit, each Financial Institution set forth opposite such Conduit’s name on Schedule A to this Agreement and/or, in the case of an assignment pursuant to Section 12.1, set forth in the applicable Assignment Agreement.

“Related Security” means, with respect to any Receivable:

(i) all of Seller’s interest in the Related Equipment or other inventory and goods (including returned or repossessed inventory or goods), if any, the sale, licensing or financing of which by the applicable Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

(ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

(iii) all guaranties, letters of credit, insurance, “supporting obligations” (within the meaning of Section 9-102(a) of the UCC of all applicable jurisdictions) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

(iv) all service contracts and other contracts and agreements associated with such Receivable,

(v) all Records related to such Receivable,

(vi) all of Seller’s right, title and interest in, to and under the Receivables Sale Agreement and the Performance Undertaking,

(vii) all of Seller’s right, title and interest in and to each Lock-Box, P.O. Box and Collection Account, and any and all agreements related thereto,

(viii) all of Seller’s right, title and interest in, to and under the Hedging Agreements, and

(ix) all proceeds of any of the foregoing.

Exh. I-26

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Repossessed” means that, with respect to any Related Equipment, the applicable Originator or its agent has obtained possession, control and dominion of such Related Equipment from the related Obligor.

“Required Purchasers” means, at any time, collectively, the Financial Institutions with Commitments in excess of 75% of the aggregate Commitments and the Conduits with Conduit Purchase Limits in excess of 75% of the aggregate amount of all Conduit Purchase Limits of all Conduits hereunder.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of membership units of Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of membership units or in any junior class of membership units of Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of membership units of Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of membership units of Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to the Originators or their Affiliates in reimbursement of actual management services performed).

“RSA Amendment” means that certain Amendment No. 2 to Receivables Sale Agreement, dated as of the date hereof, by and among the Originators and Seller.

“Second Tier Account” means the account numbered 1109735 maintained by Seller in the name of “PDC Funding Company, LLC” at Bank One, together with any successor account or sub-account.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Parties” has the meaning set forth in the preamble to this Agreement.

“Servicer” means at any time the Person (which may be the Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

“Servicing Fee” has the meaning set forth in Section 8.6.

Exh. I-27

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Settlement Date” means (A) the 19th day of each calendar month, and (B) the last day of the relevant Tranche Period in respect of each Purchaser Interest of any Financial Institution; or, in each case, if such day is not a Business Day, then the first Business Day thereafter.

“Settlement Period” means (A) in respect of each Purchaser Interest of any Conduit, (i) at any time when the Hedge Agreements are not in full force and effect, the immediately preceding Accrual Period and (ii) at any time when the Hedge Agreements are in full force and effect, each period commencing on (and including) a Settlement Date and ending on (but excluding) the next Settlement Date, and (B) in respect of each Purchaser Interest of any Financial Institution, the entire Tranche Period of such Purchaser Interest. As used herein, the “related” Settlement Period with respect to a Settlement Date means the Settlement Period which precedes such Settlement Date in the case of Purchaser Interests of any Conduit or which ends on such Settlement Date in the case of Purchaser Interests of any Financial Institution.

“Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Seller.

“SunTrust” has the meaning set forth in the Preliminary Statements to this Agreement.

“SunTrust Commercial Paper” means, at any time, any Commercial Paper of the SunTrust Conduit issued or deemed issued for purposes of financing or maintaining any Purchaser Interest by the SunTrust Conduit (including any discount, yield or interest thereon).

“SunTrust Conduit” has the meaning set forth in the Preliminary Statements to this Agreement.

“Terminating Commitment Amount” means, with respect to any Terminating Financial Institution, an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(b)) of such Terminating Financial Institution, minus an amount equal to 2% of such Commitment.

Exh. I-28

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Terminating Commitment Availability” means, with respect to any Terminating Financial Institution, the positive difference (if any) between (a) an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(b)) of such Terminating Financial Institution, minus an amount equal to 2% of such Commitment, minus (b) the Capital of the Purchaser Interests funded by such Terminating Financial Institution.

“Termination Date” has the meaning set forth in Section 2.2(d).

“Termination Percentage” has the meaning set forth in Section 2.2(d).

“Terminating Financial Institution” has the meaning set forth in Section 13.6(a).

“Terminating Tranche” has the meaning set forth in Section 4.3(b).

“Tranche Period” means, with respect to any Purchaser Interest held by a Financial Institution:

(a) if Financial Institution Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one month, or such other period as may be mutually agreeable to the applicable Financial Institution and Seller, commencing on a Business Day selected by Seller or the applicable Financial Institution pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

(b) if Financial Institution Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by Seller and agreed to by the applicable Financial Institution, provided no such period shall exceed one month.

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the applicable Financial Institution.

Exh. I-29

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

“Transaction Documents” means, collectively, this Agreement, the Original Agreement, each Purchase Notice, the Receivables Sale Agreement, the Performance Undertaking, the Intercreditor Agreement, each Collection Account Agreement, the Hedging Agreements, each Fee Letter, the Subordinated Note (as defined in the Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith or in connection with the Original Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

“US Bank” means U.S. Bank National Association, a national banking association, together with its successors and assigns.

“US Bank Contract Purchase Agreement” means that certain Second Amended and Restated Contract Purchase Agreement, dated as of April 28, 2000, by and among PDCo, PDSI, certain financial institutions party thereto and US Bank, as agent, as amended by the First Amendment to Second Amended and Restated Contract Purchase Agreement, dated as of April 30, 2001 and as further amended, restated, supplemented or otherwise modified from time to time.

“US Bank Receivable” means each receivable identified on a schedule to the US Bank Contract Purchase Agreement (or in any other writing delivered pursuant thereto) as a receivable to be sold thereunder and identified at least by the obligor thereof and the outstanding principal amount thereof.

“Veterinary Receivable” means a Receivable arising from the sale or financing by Webster of veterinary equipment.

“Webster” means Webster Veterinary Supply, Inc., a Minnesota corporation, together with its successors and assigns.

All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

Exh. I-30

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT II

FORM OF PURCHASE NOTICE

[Date]

Bank One, NA (Main Office Chicago), as Agent

1 Bank One Plaza

Asset-Backed Finance

Chicago, Illinois 60670-0079

Attention:     Raquel Thompson

SunTrust Capital Markets, Inc., as Purchaser Agent

24th Floor, MC3950

303 Peachtree Street

Atlanta, Georgia 30308

Attention:     ABS Surveillance

Re:   PURCHASE NOTICE

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of October 7, 2004, by and among PDC Funding Company, LLC, a Minnesota limited liability company (“Seller”), Patterson Companies, Inc., a Minnesota corporation, as Servicer, the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and Bank One, NA (Main Office Chicago), as Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

Exh. II-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Each of the Agent and each Purchaser Agent is hereby notified of the following Incremental Purchase:

Purchase Price:	$

Portion of the Purchase Price Payable by the Bank One Conduit’s Purchaser Group:[1]	$

Portion of the Purchase Price Payable by the SunTrust Conduit’s Purchaser Group:[2]	$

Date of Purchase:	_________________

Requested Discount Rate:	[LIBO Rate] [Prime Rate] [indexed Commercial Paper rate]

Please credit the Purchase Price in immediately available funds to our Facility Account [and then wire-transfer the Purchase Price in immediately available funds on the above-specified date of purchase to]

[Account Name]

[Account No.]

[Bank Name & Address]

[ABA #]

Reference:

Telephone advice to: [Name] @ tel. No. (    )

Please advise [Name] at telephone no (    )              if any Conduit will not be making this purchase.

In connection with the Incremental Purchase to be made on the above listed “Date of Purchase” (the “Purchase Date”), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):

(i) the representations and warranties of the Seller set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date;

[1]	This amount will be equal to the Bank One Conduit’s Pro Rata Share of the Purchase Price specified above.
[2]	This amount will be equal to the SunTrust Conduit’s Pro Rata Share of the Purchase Price specified above.

Exh. II-2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

(ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

(iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%;

(iv) the amount of Aggregate Capital is $             after giving effect to the Incremental Purchase to be made on the Purchase Date; and

(v) if required to be in effect pursuant to Section 7.3, the Hedging Agreements are and will be in full force and effect on the Purchase Date.

Exh. II-3

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Very truly yours,

PDC Funding Company, LLC

By:
Name:
Title:

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT III

A.	Principal Place of Business for Seller and PDCo:

	Seller:	1031 Mendota Heights Road
St. Paul, MN 55120

	PDCo:	1031 Mendota Heights Road
St. Paul, MN 55120

B.	Location of Records and Chief Executive Offices:

	Seller:	1031 Mendota Heights Road
St. Paul, MN 55120

	PDCo:	1031 Mendota Heights Road
St. Paul, MN 55120

C.	Jurisdiction of Organization:

	Seller:	Minnesota

	PDCo:	Minnesota

D.	Federal Employer Identification Nos. and Organizational Nos.:

	Seller:	Organizational No. 30559-LLC

	PDCo:	Federal Employer I.D. No.: 41-0886515
Organizational No.: 7L-610

E.	Other Names:

	Seller:	None

	PDCo:	PDCo was formerly known as Patterson Dental Company

Exh. III-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT IV

P.O. Boxes, Lock Boxes

Collection Banks; Collection Accounts

P.O. Box:	P.O. Box 284
Minneapolis, MN 55440-0284

Address:
Minneapolis Main Post Office
100 South First Street
Minneapolis, MN

Box Customer:
Patterson Companies, Inc. (f/k/a Patterson Dental Company)

Lock-Box:	None

Collection Banks Name and Address	Account Number

U.S. Bank National Association 90 Second Avenue South Minneapolis, MN 55402	ABA 091000022 Patterson Companies, Inc. (f/k/a Patterson Dental Company), as Servicer 1047 5714 4274

Bank One, N.A. 1 Bank One Plaza Chicago, IL 60670-0612	ABA 071000013 PDC Funding Company, LLC 1109735

Exh. IV-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT V

FORM OF COMPLIANCE CERTIFICATE

To: Bank One, NA (Main Office Chicago), as Agent

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement, dated as of October 7, 2004 (as amended, restated or otherwise modified from time to time, the “Agreement”), by and among PDC Funding Company, LLC, a Minnesota limited liability company (the “Seller”), Patterson Companies, Inc., a Minnesota corporation (the “Servicer”), the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and Bank One, NA (Main Office Chicago), as agent for such Purchasers. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected                  of [Insert name of applicable entity] (the “Applicable Party”).

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Applicable Party and its Subsidiaries during the accounting period covered by the attached financial statements.

3. The examinations described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

5. Described below are the exceptions, if any, to paragraph 3 above by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Applicable Party has taken, is taking, or proposes to take with respect to each such condition or event:

Exh. V-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

6. As of the date hereof, the jurisdiction of organization of Seller is Minnesota, the jurisdiction of organization of the Servicer is Minnesota, each of Seller and the Servicer is a “registered organization” (within the meaning of Section 9-102 of the UCC in effect in Minnesota) and neither Seller nor the Servicer has changed its jurisdiction of organization since the date of the Agreement.

Exh. V-2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of            ,     .

PDC Funding Company, LLC

By:
Name:
Title:

Exh. V-3

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

SCHEDULE I TO COMPLIANCE CERTIFICATE

A.	Schedule of Compliance as of , , with Section of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the Fiscal Month ended:

Exh. V-4

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT VI

FORM OF COLLECTION ACCOUNT AGREEMENT

                ,

[Lock-Box Bank/Concentration Bank/Depositary Bank]

Re:	[Name of Originator]

Ladies and Gentlemen:

Reference is hereby made to P.O. Box #         in [city, state, zip code] (the “Lock-Box”) of which you have exclusive control for the purpose of receiving mail and processing payments therefrom pursuant to that certain [name of lock-box agreement] between you and [                            ] (the “Company”) dated              (the “Agreement”). You hereby confirm your agreement to perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment, and credit such payments to the Company’s checking account no.         maintained with you in the name of the Company (the “Lock-Box Account”).

[The Company hereby informs you that pursuant to that certain Receivables Sale Agreement, dated as of                      ,              among the Company, [                    ] and PDC Funding Company, LLC (“Seller”), the Company has transferred all of its right, title and interest in and to, and exclusive ownership and control of, the Lock-Box and the Lock-Box Account to Seller. The Company and Seller hereby request that the name of the Lock-Box Account be changed to “[Originator], as Servicer.”]

The Company and Seller hereby irrevocably instruct you, and you hereby agree, that (i) if at any time you receive any instruction originated by Bank One, NA (Main Office Chicago) (together with its successors and assigns, “Bank One”) directing the disposition of funds in the Lock-Box Account you will comply with such instruction without further consent of the Company, Seller or any other party, provided, that until you receive notice in the form attached hereto as Annex A (a “Default Notice”) from Bank One, Seller and the Company, as servicer, shall be entitled to give instructions directing the disposition of funds in the Lock-Box Account; and (ii) upon receiving the Default Notice, (A) you will take all instructions regarding the Lock-Box Account and the disposition of funds therein solely from

Exh. VI-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Bank One, (B) the name of the Lock-Box Account will be changed to Bank One for itself and as agent (or any designee of Bank One) and Bank One will have exclusive ownership of and access to and sole control of the Lock-Box and the Lock-Box Account, and neither the Company, Seller, nor any of their respective affiliates will have any control of the Lock-Box or the Lock-Box Account or any access thereto, (C) you will either continue to send the funds from the Lock-Box to the Lock-Box Account, or will redirect the funds as Bank One may otherwise request, (D) you will transfer monies on deposit in the Lock-Box Account, at any time, as directed by Bank One, (E) all services to be performed by you under the Agreement will be performed on behalf of Bank One, and (F) all correspondence or other mail that you have agreed to send to the Company or Seller will be sent to Bank One at the following address:

Bank One, NA (Main Office Chicago)
1 Bank One Plaza
Chicago, Illinois 60670-0079
Attention: Credit Manager, Asset Backed
Securities Division

Moreover, upon such notice, Bank One for itself and as agent will have all rights and remedies given to the Company (and Seller, as the Company’s assignee) under the Agreement. Seller agrees, however, to continue to pay all fees and other assessments due thereunder at any time.

You hereby acknowledge that monies deposited in the Lock-Box Account or any other account established with you by Bank One for the purpose of receiving funds from the Lock-Box are subject to the liens of Bank One for itself and as agent, and will not be subject to deduction, set-off, banker’s lien or any other right you or any other party may have against the Company or Seller.

You hereby acknowledge and agree that (i) you are executing this letter agreement and agree to perform hereunder in your capacity as a “bank” as defined in Section 9-102 of the UCC; (ii) the Lock-Box Account is a “Deposit Account” as defined in Section 9-102(a)(29) of the UCC; (iii) regardless of any provision in any other agreement, for purposes of the UCC, Illinois shall be deemed to be your jurisdiction (with the meaning of Section 9-304 of the UCC); (iv) there are no agreements entered into between you and/or the Company or Seller with respect to the Lockbox Account, except the Agreement; (v) you have not entered into, and until termination of this letter agreement will not enter into, any agreement with any other party relating to the Lock-Box Account and/or any financial assets credited thereto pursuant to which you have agreed to comply with instructions (within the meaning of Section 9-104 of the UCC) of such other party; (vi) you will not change the name

Exh. VI-2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

or account number of the Lockbox Account without the prior written consent of Bank One; (vii) you have not entered into, and until termination of this letter agreement will not enter into, any agreement purporting to limit or condition your obligation to comply with instructions; (viii) except for the claims and interest of Bank One and Seller in the Lock-Box Account or funds deposited or credited thereto, you do not know of any lien on or claim to, or interest in the Lock-Box Account; and (ix) if any party asserts any lien, encumbrance or similar process against the Lock-Box Account, you will promptly notify Bank One and Seller thereof. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

This letter agreement contains the entire agreement between the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or inconsistent with, any provision of the Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.

Exh. VI-3

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

Very truly yours,

[applicable Originator]

By:
Name:
Title:

[PDC Funding Company, LLC]

By:
Name:
Title:

Acknowledged and agreed to this day of

[COLLECTION BANK]

By:
Name:
Title:

BANK ONE, NA (MAIN OFFICE CHICAGO), as Agent

By:
Name:
Title:

Exh. VI-4

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

ANNEX A

FORM OF NOTICE

[On letterhead of Bank One]

                    ,

[Collection Bank/Depositary Bank/Concentration Bank]

Re:         [Patterson Companies, Inc./PDC Funding Company, LLC]

Ladies and Gentlemen:

We hereby notify you that we are exercising our rights pursuant to that certain letter agreement among [applicable Originator], [PDC Funding Company, LLC], you and us, to have the name of, and to have exclusive ownership and control of, account number              (the “Lock-Box Account”) maintained with you, transferred to us. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Lockbox Account or the funds credited thereto from any person or entity other than us, unless otherwise ordered by a court of competent jurisdiction. [The Lock-Box Account will henceforth be a zero-balance account, and funds deposited in the Lock-Box Account should be sent at the end of each day to                     .] You have further agreed to perform all other services you are performing under that certain agreement dated              between you and [applicable Originator] on our behalf.

We appreciate your cooperation in this matter.

Very truly yours,

BANK ONE, NA (MAIN OFFICE CHICAGO)
(for itself and as agent)

By:
Name:
Title:

Annex A-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT VII

FORM OF ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Assignment Agreement”) is entered into as of the      day of             ,             , by and between                      (“Assignor”) and                      (“Assignee”).

PRELIMINARY STATEMENTS

A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Amended and Restated Receivables Purchase Agreement, dated as of October 7, 2004, by and among PDC Funding Company, LLC, a Minnesota limited liability company, Patterson Companies, Inc., a Minnesota corporation, as Servicer, the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and Bank One, NA (Main Office Chicago), as Agent (as amended, modified or restated from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

B. Assignor is a Financial Institution party to the Purchase Agreement, and Assignee wishes to become a Financial Institution thereunder; and

C. Assignor is selling and assigning to Assignee an undivided                     % (the “Transferred Percentage”) interest in all of Assignor’s rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, Assignor’s Commitment and (if applicable) the Capital of Assignor’s Purchaser Interests as set forth herein.

AGREEMENT

The parties hereto hereby agree as follows:

1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the “Effective Date”) two (2) Business Days (or such other date selected by the Agent in its sole and absolute discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement (the “Effective Notice”) is delivered by the Agent to the Conduit in the Assignor’s and Assignee’s Purchaser Group, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.

Exh. VII-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

2. If Assignor has no outstanding Capital under the Purchase Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor’s Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of Assignor’s future funding obligations under Article I of the Purchase Agreement.

3. If Assignor has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of Assignor’s Purchaser Interests (such amount, being hereinafter referred to as the “Assignee’s Capital”); (ii) all accrued but unpaid (whether or not then due) Financial Institution Yield attributable to Assignee’s Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee’s Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the “Assignee’s Acquisition Cost”); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor’s Commitment and the Capital of Assignor’s Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor’s future funding obligations under Article I of the Purchase Agreement.

4. Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Purchase Agreement.

5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Agent and the other Financial Institutions in the Assignor’s and Assignee’s Purchaser Group as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the

Exh. VII-2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

perfection, priority, condition, value or sufficiency of any collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Seller Party, any Obligor, any Affiliate of any Seller Party or the performance or observance by any Seller Party, any Obligor, any Affiliate of any Seller Party of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without reliance upon the Agent, any Conduit, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) Assignee appoints and authorizes                      to take such action on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Purchaser Agent for the Assignee’s Purchaser Group by the terms thereof, together with such powers as are reasonably incidental thereto; and (g) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Financial Institution (including, without limitation, as a Related Financial Institution) or, when applicable, as a Purchaser.

7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Article I and Sections 4.1 and 14.6 thereof.

8. Schedule I hereto sets forth the revised Commitment of Assignor, the Conduit for which Assignee shall act as a Related Financial Institution and the Commitment of Assignee, as well as administrative information with respect to Assignee.

9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

10. Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior Indebtedness of any Conduit or any Financial Institution or Funding Source that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, any Conduit or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

Exh. VII-3

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

Exh. VII-4

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

SCHEDULE I TO ASSIGNMENT AGREEMENT

LIST OF LENDING OFFICES, ADDRESSES

FOR NOTICES AND COMMITMENT AMOUNTS

Date:                     ,

Transferred Percentage:                 %

	A-1	A-2	B-1	B-2
Assignor	Commitment (prior to giving effect to the As- signment Agree- ment)	Commitment (after giving effect to the As- signment Agree- ment)	Outstanding Capital (if any)	Ratable Share of Outstanding Capital

		A-2	B-1	B-2
Assignee		Commitment (after giving effect to the Assignment Agreement)	Outstanding Capital (if any)	Ratable Share of Outstanding Capital

Assignee is a Related Financial Institution for:

Address for Notices

_______________________

_______________________

Attention:

Phone:

Fax:

Exh. VII-5

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

SCHEDULE II TO ASSIGNMENT AGREEMENT

EFFECTIVE NOTICE

TO: , Assignor

_______________________ _______________________ _______________________ TO: , Assignee _______________________ _______________________ _______________________

The undersigned, as Agent under the Amended and Restated Receivables Purchase Agreement, dated as of October 7, 2004, by and among PDC Funding Company, LLC, a Minnesota limited liability company, Patterson Companies, Inc., a Minnesota corporation, as Servicer, the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and Bank One, NA (Main Office Chicago), as Agent, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of                         ,          between                             , as Assignor, and                             , as Assignee. Terms defined in such Assignment Agreement are used herein as therein defined.

1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be                         ,         .

2. The Conduit in the Assignor’s Purchaser Group hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Amended and Restated Receivables Purchase Agreement.

Exh. VII-6

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

[3. Pursuant to such Assignment Agreement, the Assignee is required to pay $                     to Assignor at or before 12:00 noon (local time of Assignor) on the Effective Date in immediately available funds.]

Very truly yours,

BANK ONE, NA (MAIN OFFICE CHICAGO),
individually and as Agent

By:
Name:
Title:

[APPLICABLE CONDUIT]

By:
Name:
Title:

Exh. VII-7

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT VIII

CREDIT AND COLLECTION POLICY

See Exhibit V to Receivables Sale Agreement

Exh. VIII-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT IX

FORM OF CONTRACT(S)

See Attached

Exh. IX-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT X

FORM OF MONTHLY REPORT

In addition to such other information as may be included on this exhibit, each Monthly Report should set forth the following with respect to the related Calculation Period (as defined in the Receivables Sale Agreement): (i) the aggregate Outstanding Balance of Receivables originated during such Calculation Period, as well as the Net Receivables Balance included therein, (ii) the aggregate purchase price payable to the Originators in respect of such purchases, specifying the Discount Factor (as defined in the Receivables Sale Agreement) in effect for such Calculation Period and the aggregate Purchase Price Credits (as defined in the Receivables Sale Agreement) deducted in calculating such aggregate purchase price and (iii) the increase or decrease in the amount outstanding under the Subordinated Note (as defined in the Receivables Sale Agreement) as of the end of such Calculation Period after giving effect to the application of funds toward the aggregate purchase price and the restrictions on Subordinated Loans (as defined in the Receivables Sale Agreement) set forth in Section 1.2(a)(ii) of the Receivables Sale Agreement

The above is a true and accurate accounting pursuant to the terms of the Amended and Restated Receivables Purchase Agreement, dated as of October 7, 2004 (as amended, restated or otherwise modified from time to time, the “Agreement”), by and among PDC Funding Company, LLC, a Minnesota limited liability company, Patterson Companies, Inc., a Minnesota corporation, the Financial Institutions party thereto, the Conduits party thereto, the Purchaser Agents party thereto and Bank One, NA (Main Office Chicago), as Agent, and I have no knowledge of the existence of any conditions or events which constitute an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by this monthly report or as of the date of this certificate, except as set forth below.

By:
Name:
Title:
Company Name:
Date:

Exh. X-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT XI

FORM OF PERFORMANCE UNDERTAKING

This Performance Undertaking (this “Undertaking”), dated as of May 10, 2002, is executed by Patterson Companies, Inc., a Minnesota corporation (the “Provider”) in favor of PDC Funding Company, LLC, a Minnesota limited liability company (together with its successors and assigns, “Recipient”).

RECITALS

1. Patterson Dental Supply, Inc. (“PDSI”), Webster Veterinary Supply, Inc. (“Webster” and, together with PDSI, the “Originators”) and Recipient have entered into a Receivables Sale Agreement, dated as of May 10, 2002 (as amended, restated or otherwise modified from time to time, the “Sale Agreement”), pursuant to which each Originator, subject to the terms and conditions contained therein, is selling its right, title and interest in certain of its accounts receivable to Recipient.

2. Each Originator is a Subsidiary of Provider and Provider is expected to receive substantial direct and indirect benefits from the sale of accounts receivable by the Originators to Recipient pursuant to the Sale Agreement (which benefits are hereby acknowledged).

3. As an inducement for Recipient to purchase the Originators’ accounts receivable pursuant to the Sale Agreement, Provider has agreed to guaranty the due and punctual performance by each Originator of its obligations under the Sale Agreement.

4. Provider wishes to guaranty the due and punctual performance by each Originator of its obligations to Recipient under or in respect of the Sale Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, Provider hereby agrees as follows:

Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Sale Agreement or the Receivables Purchase Agreement, dated as of May 10, 2002, by and among Recipient, Provider, as Servicer, Preferred Receivables Funding Corporation, the Financial Institutions and Bank One, NA (Main Office Chicago), as Agent (as amended, restated or otherwise modified, the “Purchase Agreement” and, together with the Sale Agreement, the “Agreements”). In addition:

“Obligations” means, collectively, all covenants, agreements, terms, conditions and indemnities to be performed and observed by each Originator under and pursuant to the Sale Agreement and each other document executed and delivered by each such Originator pursuant to the Sale Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by each such Originator under the Sale Agreement, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason.

Exh. XI-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Section 2. Guaranty of Performance of Obligations. Provider hereby guarantees to Recipient the full and punctual payment and performance by each Originator of the Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all of the Obligations of each Originator under the Agreements and each other document executed and delivered by each Originator pursuant to the Agreements and is in no way conditioned upon any requirement that Recipient first attempt to collect any amounts owing by any Originator to Recipient, the Agent or the Purchasers from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Recipient, the Agent or any Purchaser in favor of any Originator or any other Person or other means of obtaining payment. Should any Originator default in the payment or performance of any of the Obligations, Recipient (or its assigns) may cause the immediate performance by Provider of the Obligations and cause any payment Obligations to become forthwith due and payable to Recipient (or its assigns), without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Provider. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and Provider shall not be responsible for any Obligations to the extent the failure to perform such Obligations by any Originator results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor.

Section 3. Provider’s Further Agreements to Pay. Provider further agrees, as the principal obligor and not as a guarantor only, to pay to Recipient (and its assigns), forthwith upon demand in funds immediately available to Recipient, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by Recipient in connection with the Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the Prime Rate plus 2% per annum, such rate of interest changing when and as the Prime Rate changes.

Section 4. Waivers by Provider. Provider waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Recipient (or its assigns) in reliance on this Undertaking, and any requirement that Recipient (or its assigns) be diligent or prompt in making demands under this Undertaking, giving notice of any Termination Event, Amortization Event, other default or omission by any Originator or asserting any other rights of Recipient under this Undertaking. Provider warrants that it has adequate means to obtain

Exh. XI-2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

from each Originator, on a continuing basis, information concerning the financial condition of each such Originator, and that it is not relying on Recipient to provide such information, now or in the future. Provider also irrevocably waives all defenses (i) that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Recipient (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Provider and without relieving Provider of any liability under this Undertaking, to deal with any Originator and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as Recipient in its sole discretion deems fit, and to this end Provider agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 7 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with respect to the Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof; (e) the enforceability or validity of the Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment Obligations of any Originator or any part thereof or amounts which are not covered by this Undertaking even though Recipient (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment Obligations of such Originator or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which Provider may have at any time against any Originator in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Obligations or any part thereof; or (i) any failure on the part of any Originator to perform or comply with any term of the Agreements or any other document executed in connection therewith or delivered thereunder, all whether or not Provider shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this Section 4.

Section 5. Unenforceability of Obligations Against Originators. Notwithstanding (a) any change of ownership of any Originator or the insolvency, bankruptcy or any other change in the legal status of any Originator; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (c) the failure of any Originator or Provider to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this

Exh. XI-3

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Undertaking; or (d) if any of the moneys included in the Obligations have become irrecoverable from any Originator for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Provider. This Undertaking shall be in addition to any other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Originator or for any other reason with respect to such Originator, all such amounts then due and owing with respect to the Obligations under the terms of the Agreements, or any other agreement evidencing, securing or otherwise executed in connection with the Obligations, shall be immediately due and payable by Provider.

Section 6. Representations and Warranties. Provider hereby represents and warrants to Recipient that:

(a) Existence and Standing. Provider is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to have any such governmental licenses, authorizations, consents or approvals could not reasonably be expected to have a Material Adverse Effect.

(b) Authorization, Execution and Delivery; Binding Effect. Provider has the corporate power and authority and legal right to execute and deliver this Undertaking, perform its obligations hereunder and consummate the transactions herein contemplated. The execution and delivery by Provider of this Undertaking, the performance of its obligations and consummation of the transactions contemplated hereunder have been duly authorized by proper corporate proceedings, and Provider has duly executed and delivered this Undertaking. This Undertaking constitutes the legal, valid and binding obligation of Provider enforceable against Provider in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally.

(c) No Conflict; Government Consent. The execution and delivery by Provider of this Undertaking and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and, do not result in the creation or imposition of any Adverse Claim on assets of Provider.

(d) Financial Statements. The consolidated financial statements of Provider and its consolidated Subsidiaries dated as of April 28, 2001, heretofore delivered to

Exh. XI-4

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Recipient have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated financial condition and results of operations of Provider and its consolidated Subsidiaries as of such date and for the period ended on such date. Since the later of (i) January 26, 2002, and (ii) the last time this representation was made or deemed made, no event has occurred which would or could reasonably be expected to have a Material Adverse Effect.

(e) Taxes. Provider has filed all United States federal tax returns and all other tax returns which are required to be filed and has paid all taxes due pursuant to said returns or pursuant to any assessment received by Provider or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The United States income tax returns of Provider have been audited by the Internal Revenue Service through the fiscal year ended April 25, 1998. No federal or state tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Provider in respect of any taxes or other governmental charges are adequate.

(f) Litigation and Contingent Obligations. Except as disclosed in the filings made by Provider with the Securities and Exchange Commission, there are no actions, suits or proceedings pending or, to the best of Provider’s knowledge threatened against or affecting Provider or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect on (i) the business, properties, condition (financial or otherwise) or results of operations of Provider and its Subsidiaries taken as a whole, (ii) the ability of Provider to perform its obligations under this Undertaking, or (iii) the validity or enforceability of any of this Undertaking or the rights or remedies of Recipient hereunder. Provider is not default with respect to any order of any court, arbitrator or governmental body and does not have any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6(d).

Section 7. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, prior to the termination of its obligations hereunder pursuant to Section 8, Provider: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Recipient, the Agent or any Purchaser against any Originator, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of Recipient, the Agent and the Purchasers against any Originator and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and “claims” (as that term is defined in the United States Bankruptcy Code) which Provider might now have or hereafter acquire against any Originator that arise from the existence or performance of Provider’s obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against any Originator in respect of any liability of Provider to such Originator and (d) waives any benefit of and any right to participate in any collateral security which may be held by Beneficiaries, the Agent or the Purchasers. The payment of any amounts due with respect to any indebtedness of any Originator now or hereafter owed to Provider is hereby subordinated to the prior

Exh. XI-5

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

payment in full of all of the Obligations, provided that, prior to the occurrence of any default in the payment or performance of any of the Obligations, any Originator may make, and Provider may accept, payments of such indebtedness in the ordinary course. Provider agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, Provider will not demand, sue for or otherwise attempt to collect any such indebtedness of such Originator to Provider until all of the Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Provider shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Provider as trustee for Recipient (and its assigns) and be paid over to Recipient (or its assigns) on account of the Obligations without affecting in any manner the liability of Provider under the other provisions of this Undertaking. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies of Recipient under any separate subordination agreement which Recipient may at any time and from time to time enter into with Provider.

Section 8. Termination of Undertaking. Provider’s obligations hereunder shall continue in full force and effect until all Obligations are finally paid and satisfied in full and the Purchase Agreement is terminated, provided, that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Recipient (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of Provider under this Undertaking.

Section 9. Effect of Bankruptcy. This Undertaking shall survive the insolvency of any Originator and the commencement of any case or proceeding by or against any Originator under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to any Originator or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which such Originator is subject shall postpone the obligations of Provider under this Undertaking.

Section 10. Setoff. Regardless of the other means of obtaining payment of any of the Obligations, Recipient (and its assigns) is hereby authorized at any time and from time to time, without notice to Provider (any such notice being expressly waived by Provider) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of Provider under this Undertaking, whether or not Recipient (or any such assign) shall have made any demand under this Undertaking and although such Obligations may be contingent or unmatured.

Exh. XI-6

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Section 11. Taxes. All payments to be made by Provider hereunder shall be made free and clear of any deduction or withholding. If Provider is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Recipient receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

Section 12. Further Assurances. Provider agrees that it will from time to time, at the request of Recipient (or its assigns), provide information relating to the business and affairs of Provider as Recipient may reasonably request. Provider also agrees to do all such things and execute all such documents as Recipient (or its assigns) may reasonably consider necessary or desirable to give full effect to this Undertaking and to perfect and preserve the rights and powers of Recipient hereunder.

Section 13. Successors and Assigns. This Performance Undertaking shall be binding upon Provider, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Recipient and its successors and assigns. Provider may not assign or transfer any of its obligations hereunder without the prior written consent of each of Recipient and the Agent. Without limiting the generality of the foregoing sentence, Recipient may assign or otherwise transfer the Agreements, any other documents executed in connection therewith or delivered thereunder or any other agreement or note held by them evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Recipient herein.

Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Undertaking nor consent to any departure by Provider therefrom shall be effective unless the same shall be in writing and signed by Recipient, the Agent and Provider. No failure on the part of Recipient to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Section 15. Notices. All notices and other communications provided for hereunder shall be made in writing and shall be addressed as follows: if to Provider, at the address set forth beneath its signature hereto, and if to Recipient, at the addresses set forth beneath its signature hereto, or at such other addresses as each of Provider or any Recipient may designate in writing to the other. Each such notice or other communication shall be effective if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 15.

Exh. XI-7

AMENDED AND RESTATED

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Section 16. GOVERNING LAW. THIS UNDERTAKING SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

Section 17. CONSENT TO JURISDICTION. EACH OF PROVIDER AND RECIPIENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING, THE AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF PROVIDER AND RECIPIENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

Section 18. Bankruptcy Petition. Provider hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

Section 19. Miscellaneous. This Undertaking constitutes the entire agreement of Provider with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Provider hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Provider’s liability under this Undertaking, then, notwithstanding any other provision of this Undertaking to the contrary, the amount of such liability shall, without any further action by Provider or Recipient, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Undertaking which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to “Section” shall mean a reference to sections of this Undertaking.

* * * *

Exh. XI-8

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

IN WITNESS WHEREOF, Provider has caused this Undertaking to be executed and delivered as of the date first above written.

PATTERSON COMPANIES, INC.

By:
Name:
Title:

Address:

Exh. XI-9

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

EXHIBIT XII

FORM OF POSTAL NOTICE

See Attached

Exh. XII-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

SCHEDULE A

COMMITMENTS, PAYMENT ADDRESSES, CONDUIT PURCHASE LIMITS,

PURCHASER AGENTS AND RELATED FINANCIAL INSTITUTIONS

Commitments and Payment Addresses of Financial Institutions

Financial Institution	Commitment	Payment Address
Bank One, NA (Main Office Chicago)	$255,000,000	See signature pages
SunTrust Bank	$102,000,000	See signature pages

Conduit Purchase Limits, Payment Addresses and Related Financial Institutions of Conduits

Conduit	Conduit Purchase Limit	Related Financial Institution(s)	Payment Address
Preferred Receivables Funding Corporation	$250,000,000	Bank One, NA (Main Office Chicago)	See signature pages
Three Pillars Funding LLC	$100,000,000	SunTrust Bank	See signature pages

Purchaser Agents

Purchaser Group	Purchaser Agent	Payment Address
Preferred Receivables Funding Corporation’s Purchaser Group	None	See signature pages
Three Pillars Funding LLC’s Purchaser Group	SunTrust Capital Markets, Inc.	See signature pages

Sch. A-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

SCHEDULE B

DOCUMENTS TO BE DELIVERED TO THE AGENT AND EACH PURCHASER

AGENT ON OR PRIOR TO THE INITIAL INCREMENTAL PURCHASE

PART I: Documents to be Delivered in Connection with the RSA Amendment

1.	Executed copies of the RSA Amendment, duly executed by the parties thereto.

2.	Copy of the Resolutions of the Board of Directors of each Originator certified by its Secretary, authorizing such Originator’s execution, delivery and performance of the Receivables Sale Agreement, the RSA Amendment and the other documents to be delivered by it thereunder.

3.	Articles or Certificate of Incorporation of each Originator certified by the Secretary of State of the jurisdiction of incorporation of such Originator on or within thirty (30) days prior to the date hereof.

4.	Good Standing Certificate for each Originator issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations, each of which is listed below:

Originator	Jurisdiction of Incorporation	Locations of Material Operation
PDSI	Minnesota	Minnesota, Iowa, Pennsylvania, Indiana, Washington, Florida, Texas and California

Webster	Minnesota	Minnesota

5.	A certificate of the Secretary of each Originator, dated as of the date hereof, certifying: (i) the names and signatures of the officers authorized on its behalf to execute the RSA Amendment and any other documents to be delivered by it thereunder and (ii) a copy of each Originator’s By-Laws.

6.	Time stamped receipt copies of proper financing statements and financing statement amendments, duly filed under the UCC on or before the date hereof in all jurisdictions as may be necessary or, in the opinion of Seller (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Receivables Sale Agreement.

Sch. B-1

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

7.	[Intentionally Omitted.]

8.	A favorable opinion of legal counsel for each Originator reasonably acceptable, in form and substance, to Seller (or its assigns) which addresses the following matters and such other matters as Seller (or its assigns) may reasonably request:

•	Such Originator is a corporation duly incorporated, validly existing, and in good standing under the laws of its state of incorporation.

•	Such Originator has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Originator’s business.

•	Such Originator has all requisite power and authority to execute, deliver and perform all of its obligations under the Receivables Sale Agreement, the RSA Amendment and each other Transaction Document to which it is a party.

•	The execution and delivery by such Originator of the Receivables Sale Agreement, the RSA Amendment and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of such Originator and will not:

(a)	require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

(b)	contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Originator; or

(c)	result in the creation or imposition of any Adverse Claim on assets of such Originator or any of its Subsidiaries (except as contemplated by the Receivables Sale Agreement).

•	The Receivables Sale Agreement, the RSA Amendment and each other Transaction Document to which it is a party has been duly executed and delivered by such Originator and constitutes the legal, valid, and binding obligation of such Originator enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

Sch. B-2

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

•	The provisions of the Receivables Sale Agreement and the RSA Amendment are sufficient to constitute authorization by such Originator for the filing of the financing statements required under the Receivables Sale Agreement.

•	The financing statements include not only all of the types of information required by Section 9-502(a) of the Minnesota UCC but also the types of information without which the Filing Office may refuse to accept the Financing Statement pursuant to Section 9-516 of the Minnesota UCC.

•	For the purposes of the Minnesota UCC, each Originator is a “registered organization”.

•	The provisions of the Receivables Sale Agreement and the RSA Amendment continue to create a valid security interest in favor of Seller in all Receivables and Seller continues to have a first priority, perfected security interest in such Receivables.

•	To the best of the opinion giver’s knowledge, there is no action, suit or other proceeding against any Originator or any Affiliate of any Originator, which would materially adversely affect the business or financial condition of any Originator and its Affiliates taken as a whole or which would materially adversely affect the ability of any Originator to perform its obligations under the Receivables Sale Agreement.

9.	A reliance letter from Briggs & Morgan allowing for SunTrust’s and the SunTrust Conduit’s reliance on the “true sale” opinion and “substantive consolidation” opinions of such counsel for each Originator with respect to the transactions contemplated by the unamended Receivables Sale Agreement and the Original Agreement and provided to the Agent, Bank One and the Bank One Conduit on July 19, 2002, and providing, for the benefit of the Agent, each Purchaser Agent and each Purchaser that the transactions contemplated by the Receivables Sale Agreement and hereby shall not adversely affect such prior opinions, such letter in form and substance satisfactory to the Agent, each Purchaser Agent and each Purchaser.

Sch. B-3

AMENDED AND RESTATED

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10.	Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Sale Agreement and the RSA Amendment.

11.	Executed copies of the May 10, 2002 Subordinated Notes (as defined in the Receivables Sale Agreement) by Seller in favor of each Originator.

PART II: Documents to Be Delivered in Connection with this Agreement

1.	Executed copies of this Agreement, duly executed by the parties hereto.

2.	Copy of the Resolutions of the Board of Directors or Governors of each Seller Party certified by its Secretary authorizing such Person’s execution, delivery and performance of this Agreement and the other documents to be delivered by it hereunder.

3.	Articles or Certificate of Incorporation or Articles of Organization, as applicable, of each Seller Party, certified by the Secretary of State of its jurisdiction of organization on or within thirty (30) days prior to the date hereof.

4.	Good Standing Certificate for each Seller Party issued by the Secretaries of State of its state of organization and each jurisdiction where it has material operations, each of which is listed below:

Seller Party/Performance Provider	Jurisdiction of Organization	Locations of Material Operations
Seller	Minnesota	Minnesota
Servicer	Minnesota	Minnesota

5.	A certificate of the Secretary of each Seller Party, dated as of the date hereof, certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Person’s By-Laws or Limited Liability Company Agreement, as applicable.

6.	Time stamped receipt copies of proper financing statements and financing statement amendments, duly filed under the UCC on or before the date hereof in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by this Agreement.

Sch. B-4

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

7.	A favorable opinion of legal counsel for the Seller Parties reasonably acceptable, in form and substance, to the Agent which addresses the following matters and such other matters as the Agent may reasonably request:

•	Each Seller Party is a corporation or limited liability company, as applicable, validly existing, and in good standing under the laws of its state of organization.

•	Each Seller Party has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Person’s business.

•	Each Seller Party has all requisite power and authority to execute, deliver and perform all of its obligations under this Agreement and each other Transaction Document to which it is a party.

•	The execution and delivery by each Seller Party of this Agreement and each other Transaction Document to which it is a party and its performance of its obligations hereunder and thereunder have been duly authorized by all necessary action and proceedings, corporate or otherwise, on the part of such Person and will not:

(a)	require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

(b)	contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation, articles of organization, bylaws or limited liability company agreement (or equivalent governing documents) or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Person; or

(c)	result in the creation or imposition of any Adverse Claim on assets of such Person or any of its Subsidiaries (except as contemplated by this Agreement).

•	This Agreement and each other Transaction Document to which each Seller Party is a party has been duly executed and delivered by such Person and constitutes the legal, valid, and binding obligation of such Person, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

Sch. B-5

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

•	The provisions of this Agreement are sufficient to constitute authorization by Seller for the filing of the financing statements required under this Agreement.

•	The financing statements include not only all of the types of information required by Section 9-502(a) of the Minnesota UCC but also the types of information without which the Filing Office may refuse to accept the Financing Statement pursuant to Section 9-516 of the Minnesota UCC.

•	For the purposes of the Minnesota UCC, Seller is a “registered organization”.

•	The provisions of this Agreement are effective to create a valid security interest in favor of the Agent for the benefit of the Purchasers in all Receivables, and upon the filing of financing statements, the Agent for the benefit of the Purchasers shall acquire a first priority, perfected security interest in such Receivables.

•	To the best of the opinion giver’s knowledge, there is no action, suit or other proceeding against any Seller Party or any of their respective Affiliates, which would materially adversely affect the business or financial condition of such Person and its Affiliates taken as a whole or which would materially adversely affect the ability of such Person to perform its obligations under any Transaction Document to which it is a party.

8.	The Fee Letters.

9.	A Monthly Report as of the last day of the Fiscal Month ended immediately prior to the date hereof.

10.	Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Agreement.

11.	Duly executed copies of the May 10, 2002 Performance Undertaking.

12.	Duly executed copies of the June 19, 2002 Intercreditor Agreement, in form and substance acceptable to the Agent.

Sch. B-6

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

13.	Executed copies of Liquidity Agreements for each Conduit.

14.	With respect to the SunTrust Conduit, (i) a Rating Agency Officer’s Certificate and (ii) a Fee Letter with respect to its Liquidity Agreement.

15.	A reliance letter from Briggs & Morgan allowing for SunTrust’s and the SunTrust Conduit’s reliance on the opinions of such counsel related to corporate, enforceability and UCC matters and provided to the Agent, Bank One and the Bank One Conduit on May 10, 2002 and June 19, 2002, such letter in form and substance satisfactory to SunTrust and the SunTrust Conduit.

16.	A reliance letter from the General Counsel of PDCo allowing for SunTrust’s and the SunTrust Conduit’s reliance on the opinion of such counsel regarding corporate and enforceability matters and provided to the Agent, Bank One and the Bank One Conduit on May 10, 2002, such letter in form and substance satisfactory to SunTrust and the SunTrust Conduit.

17.	An executed and filed amendment to the Articles of Organization of Seller, in form and substance satisfactory to the Agent and each Purchaser Agent.

Sch. B-7

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

i

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

ii

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

iii

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

Exhibits and Schedules

Exhibit I	Definitions
Exhibit II	Form of Purchase Notice
Exhibit III	Places of Business of the Seller Parties; Locations of Records; Federal Employer Identification Number(s)
Exhibit IV	Names of Collection Banks; Collection Accounts
Exhibit V	Form of Compliance Certificate
Exhibit VI	Form of Collection Account Agreement
Exhibit VII	Form of Assignment Agreement
Exhibit VIII	Credit and Collection Policy
Exhibit IX	Form of Contract(s)
Exhibit X	Form of Monthly Report
Exhibit XI	Form of Performance Undertaking
Exhibit XII	Form of Postal Notice

Schedule A	Commitments, Payment Addresses, Conduit Purchase Limits, Purchaser Agents and Related Financial Institutions
Schedule B	Closing Documents

iv